                           [FileNet Corporation logo]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 7, 2004

     The 2004  Annual  Meeting  of  Stockholders  of  FileNet  Corporation  (the
"Company")  will be held at 9:00  a.m.  Pacific  time,  on May 7,  2004,  at the
Company's headquarters, 3565 Harbor Boulevard, Costa Mesa, California 92626, for
the following purposes:

     1.   To elect six  directors for the ensuing year or until the election and qualification of their respective successors;

     2.   To  approve  an  amendment  and  restatement  of  the  Company's  2002
          Incentive  Award  Plan  which (i)  increases  the  number of shares of
          Common  Stock  available  for  issuance  thereunder  by an  additional
          2,000,000 shares,  from 2,800,000 to 4,800,000 shares;  (ii) increases the number shares that may be awarded as Restricted Stock,  Restricted
          Stock Units,  Deferred  Stock,  Performance  Awards and Stock Payments
          from 140,000 shares to 700,000 shares,  an increase of 560,000 shares;
          (iii) increases the number of shares automatically granted annually to independent  directors from 7,000 to 10,000 shares; and (iv) establish a termination date for the Plan of February 24, 2014;

     3.   To  ratify  the   appointment  of  Deloitte  and  Touche  LLP  as  the
          independent  accountants  of the Company for its year ending  December
          31, 2004; and

     4.   To  transact  such other  business  as may  properly  come  before the meeting or any postponement or adjournment thereof.

     Only stockholders of record at the close of business on March 16, 2004, the record  date,  will be  entitled  to notice of, and to vote at, the 2004  Annual
Meeting and any postponement or adjournment thereof.

                                         By Order of the Board of Directors,

                                         /s/  Katharina M. Mueller

Costa Mesa, California                   Katharina M. Mueller
April 1, 2004                            Secretary

     ALL STOCKHOLDERS  ARE INVITED TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT
YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR
THAT PURPOSE.  YOU MAY INSTEAD VOTE YOUR PROXY  ELECTRONICALLY  OR BY TELEPHONE.
PLEASE REFER TO PAGE 2 OF THE FOLLOWING  PROXY STATEMENT AND THE ENCLOSED VOTING
FORM FOR INSTRUCTIONS. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL
MEETING.  IF YOU  DECIDE TO ATTEND THE ANNUAL  MEETING  AND WISH TO CHANGE  YOUR
PROXY VOTE, YOU MAY DO SO BY VOTING IN PERSON AT THE ANNUAL MEETING.

                           [FileNet Corporation logo]

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626

                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                   MAY 7, 2004

                               _____________________

                                 PROXY STATEMENT
                               _____________________

                             SOLICITATION OF PROXIES

     The accompanying  proxy is solicited on behalf of the Board of Directors of
FileNet   Corporation   (the  "Company")  for  use  at  the  Annual  Meeting  of
Stockholders to be held at the Company's  headquarters,  3565 Harbor  Boulevard,
Costa Mesa,  California  92626, on May 7, 2004 at 9:00 a.m. Pacific time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

     All shares represented by each properly executed,  unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not  specified  in an  executed  proxy  received  by the
Company, the proxy will be voted FOR:

     (i) the election of the six nominees for election to the Board of Directors listed in the proxy;

     (ii) the approval of the amendment and  restatement  of the Company's  2002
Incentive  Award  Plan,  which  increases  the number of shares of Common  Stock available  for issuance  thereunder  by an  additional  2,000,000  shares,  from
2,800,000 to 4,800,000  shares;  increases the number shares that may be awarded as Restricted Stock, Restricted Stock Units, Deferred Stock,  Performance Awards
and Stock  Payments by an  additional  560,000  shares,  from 140,000 to 700,000 shares;  increases  the  number  of shares  automatically  granted  annually  to independent  directors from 7,000 to 10,000 shares;  and establish a termination date for the Plan of February 24, 2014; and

     (iii) the ratification of the appointment of Deloitte and Touche LLP as the independent accountants of the Company for its year ending December 31, 2004.

     Any stockholder has the power to revoke his or her proxy at any time before it is voted.  A proxy may be revoked by a stockholder  of record by delivering a written  notice of revocation  to the Secretary of the Company,  by presenting a later-dated  proxy  executed by the person who executed  the prior proxy,  or by attendance at the Annual Meeting and voting in person by the person who executed the proxy. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a broker, bank or other nominee,  you may change your vote by submitting new voting  instructions to your bank,  broker or other  record  holder.  Please  note that if your shares are held of record by a broker,  bank or other nominee,  and you decide to attend and vote at the Annual
Meeting,  your vote in person at the Annual Meeting will not be effective unless you present a proxy, issued in your name from the record holder, your broker.

     This proxy  statement is being mailed to the Company's  stockholders  on or about April 2, 2004.  The total cost of this  solicitation  will be borne by the
Company. In addition to use of the mails,  proxies may be solicited by officers, directors and regular  employees of the Company  personally by telephone or oral
communication.   The   Company   has   also   retained   Georgeson   Shareholder
Communications,  Inc. to assist it in solicitation of proxies, and has agreed to pay  approximately  $14,000  plus  reimbursement  of certain  expenses  for such services.  In accordance with Delaware law, a list of  stockholders  entitled to vote at the Annual Meeting will be available at the Annual  Meeting,  and for 10 days prior to the Annual Meeting at FileNet Corporation,  3565 Harbor Boulevard,
Costa Mesa, California 92626 between the hours of 9 a.m. and 4 p.m. local time.

                      OUTSTANDING SHARES AND VOTING RIGHTS

Votes Required

     Only  holders  of  record  of the  approximately  38,545,914  shares of the
Company's Common Stock  outstanding at the close of business on the record date,
March 16, 2004,  will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement  thereof.  On each matter to be considered at the Annual Meeting,  each stockholder will be entitled to cast one vote for each share of the Company's  Common Stock held of record by such stockholder on March
16, 2004.

     In order to  constitute  a quorum for the conduct of business at the Annual
Meeting, a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Annual  Meeting  must be present or  represented  at the
Annual Meeting.  Pursuant to Delaware law,  directors are elected by a plurality vote. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee.  The six nominees securing the most "in favor" votes are elected.  The other matters submitted for stockholder approval at the Annual
Meeting will be decided by the affirmative  vote of a majority of shares present in person or  represented by proxy at the Annual Meeting and entitled to vote on such matters. Abstentions may be specified on all proposals (except the election of directors),  and will be counted as present for purposes of  determining  the existence of a quorum  regarding  the item on which the  abstention is noted and will also be counted as a vote  against  such item for  purposes of  determining whether stockholder approval of that item has been obtained. Shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote and does not have discretionary  authority to vote (i.e.,
Broker Non-Votes) and shares that are not voted in other  circumstances in which proxy authority is defective or has been withheld,  will be counted for purposes of establishing a quorum.  Broker  Non-Votes and other non-voted shares will not be deemed to be entitled to vote for purposes of determining whether stockholder approval  of that matter has been  obtained  and thus will have no effect on the outcome of such matter.

Voting Electronically via the Internet or by Telephone

     If your shares are  registered  directly  with  EquiServe you may vote your shares either via the Internet or by calling  EquiServe.  Specific  instructions for voting via the  Internet or telephone  are set forth on the  enclosed  proxy card. The Internet and telephone voting  procedures are designed to authenticate the  stockholder's  identity and to allow  stockholders to vote their shares and confirm that their  instructions have been properly  recorded.  The Internet and telephone  voting  facilities  will close at 11:59 p.m.  E.S.T.  on May 6, 2004.
Stockholders  who vote through the Internet  should be aware that they may incur costs to access the Internet,  such as usage charges from telephone companies or
Internet  service  providers,  and  that  these  costs  must  be  borne  by  the stockholder.  Stockholders  who vote by Internet or telephone  need not return a proxy card by mail.

     If your shares are registered in the name of a bank or brokerage  firm, you may be  eligible  to vote your  shares  electronically  over the  Internet or by telephone.  A large number of banks and brokerage firms are participating in the
ADP Investor  Communication  Services  online  program.  This  program  provides eligible  stockholders  who receive a paper copy of the Annual  Report and Proxy
Statement the opportunity to vote via the Internet or by telephone. If your bank or  brokerage  firm is  participating  in ADP's  program,  your voting form will provide  instructions.  If your  voting  form  does not  reference  Internet  or telephone  information,  please  complete and return the enclosed paper Proxy in the self-addressed postage paid envelope provided.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The  following  table  sets  forth as of March  16,  2004  the  number  and percentage of the  outstanding  shares of the Common Stock of the Company which, according to the information  supplied to the Company, are beneficially owned by
(i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's  outstanding Common Stock, (ii) each person who is currently a director  of the Company or is a nominee for  election as a director of the Company,  (iii) each named executive officer in the Summary  Compensation
Table that appears below and (iv) all current  directors and executive  officers of the Company as a group.  Except to the extent  indicated in the  footnotes to the following table, the person or entity listed has sole voting and dispositive power  with  respect to the shares  that are deemed  beneficially  owned by such person or entity, subject to community property laws, where applicable.

                                                                                    Percentage Of
                                                                                     Common Stock
                                         Total Outstanding        Outstanding        Beneficially
Name and Address                              Common Stock            Options(1)       Owned(2)(3)

5% Holders:
T. Rowe Price Associates....................     2,590,900                  0            6.72%
100 E. Pratt Street
Baltimore, MD  21202(4)

INVESCO North American Holdings.............     2,197,300                  0            5.70%
4350 South Monaco Street
Denver, CO  80237(5)

Directors:
Lee D. Roberts(6)...........................        30,000            840,357(7)            *
Theodore J. Smith(8)........................           207             67,600               *
John C. Savage..............................         8,564             63,250               *
William P. Lyons(9).........................         2,000             63,250               *
L. George Klaus.............................             0             25,750               *
Roger S. Siboni.............................             0              5,250               *

Named Executive Officers:
Sam M. Auriemma.............................        15,000            242,813               *
David D. Despard............................        10,200            150,792               *
Ron L. Ercanbrack...........................        15,000            206,876               *
Philip L. Rugani............................        12,500             16,666               *
All executive officers and directors as a...
group (11 persons)(10)......................        92,255          1,563,595            4.30%

*    Represents less than 1%

(1)  Represents shares of Common Stock that the holder may acquire upon exercise of currently  vested  options or options that will become  vested within 60 days after March 16, 2004.

(2)  The percentage of shares  beneficially  owned is based on 38,545,914 shares of Common Stock outstanding as of March 16, 2004.

(3)  Shares of Common Stock subject to options  which are currently  exercisable or which will  become  exercisable  within 60 days after March 16, 2004 are deemed to be beneficially  owned by the person holding such options for the purpose of computing the percentage of ownership of such person but are not treated as  outstanding  for the purpose of computing the percentage of any other person.

(4)  Pursuant to a Schedule 13G filed on February 13, 2004.  The  securities are owned by various individual and institutional investors which T. Rowe Price
     Associates,  Inc.  serves  as  investment  adviser  with  power  to  direct investments  and/or  sole  power  to vote the  securities.  T.  Rowe  Price
     Associates,  Inc. has shared  dispositive  and shared voting power over all
     2,590,900  shares.  For  purposes  of  the  reporting  requirements  of the
     Securities  Exchange Act of 1934, T. Rowe Price Associates,  Inc. is deemed to be a  beneficial  owner  of such  securities;  however,  T.  Rowe  Price
     Associates,  Inc.  expressly  disclaims that it is, in fact, the beneficial owner of such securities.

(5)  Pursuant  to a Schedule  13G filed on  February  17,  2004,  INVESCO  North
     American Holdings, Inc. has shared dispositive and shared voting power over
     2,197,300 shares. INVESCO North American Holdings, Inc. is a parent holding company.  The  following  subsidiaries  exercise  voting power  jointly but exercise  independent  dispositive  power over these shares of common stock deemed beneficially owned by INVESCO North American Holdings, Inc.: INVESCO
     Funds Group, Inc., INVESCO  Institutional  (N.A.), Inc., and INVESCO Global
     Asset Management (N.A.), Inc.

(6)  Mr. Roberts is also a Named Executive Officer.

(7)  Includes 67,075 options which,  pursuant to a divorce decree,  Mr. Robert's ex-spouse is entitled, subject to certain timing limitations, to direct the exercise  and receive the  underlying  securities.  Mr.  Roberts  disclaims beneficial ownership of such 67,075 shares.

(8)  The 207 shares are held by the  Theodore J. Smith  Family Trust as to which shares Mr.  Smith,  as  co-trustee  for this trust,  has shared  voting and dispositive power.

(9)  The 2,000  shares are held by the William P. Lyons Family Trust as to which shares Mr.  Lyons,  as  co-trustee  for this trust,  has shared  voting and dispositive power.

(10) Includes  shares held by the  Theodore J. Smith Family Trust and William P.
     Lyons Family Trust (see footnotes 8 and 9).

                        EXECUTIVE OFFICERS OF THE COMPANY

     The  following  table  sets  forth,  as of March 16,  2004,  the  executive officers of the Company.  In connection with the reorganization of the marketing and sales  divisions,  and based in part in the shift over time of policy-making and  operational  responsibilities,  the Board  reduced the number of  executive officers  effective  as of  January  1, 2004.  Kenneth  Fitzpatrick,  who is not
included in the following table, was hired as Executive Vice President and Chief
Marketing Officer on September 2, 2003; Mr. Fitzpatrick's  employment terminated in March 2004.  Michael  Harris,  who is not  included in the  following  table, served as Senior Vice  President,  Product  Marketing,  Strategy  and  Corporate
Communications until July 2003, when his employment terminated.

Name                      Age                                  Position                                         .

Lee D. Roberts             51     Chairman of the Board of the Company since  December 2000 and Chief  Executive
                                  Officer since April 1998. Mr.  Roberts served as the Company's  President from
                                  May 1997 to October 2000 and as the  Company's  Chief  Operating  Officer from
                                  May 1997 until  April 1998.  Mr. Roberts  has also served as a director of the
                                  Company since May 1998. Prior to joining the Company in May 1997,  Mr. Roberts was employed by International  Business Machines  Corporation ("IBM") for over
                                  20 years,  serving  most  recently  as  General  Manager  and Vice  President,
                                  Worldwide   Marketing   and  Sales  for  the   Networking   Division  of  IBM.
                                  Mr. Roberts  also  currently  serves  on the  Board  of  Directors  of  Noetix
                                  Software and Message Gate Inc.

Sam M. Auriemma            51     Executive  Vice  President  of  the  Company  since  January  2004  and  Chief
                                  Financial  Officer of the Company since  September  2000. Mr.  Auriemma served as Senior Vice  President  Finance from  September 2000 until January 2004 and as Secretary of the Company from  September  2000 to May 2003.  Before joining the Company,  Mr.  Auriemma  served as the Executive  Vice President and Chief
                                  Financial  Officer of Wonderware  Corporation,  which specializes in providing
                                  software  solutions  for  industrial  and  process  automation   applications,
                                  between April 1996 and September 2000.

Martyn D. Christian        42     Executive  Vice  President  and Chief  Marketing  Officer of the Company since
                                  February 2004.  From January 2003 to February 2004,  Mr.  Christian  served as the Company's Senior Vice President,  Worldwide Field Marketing.  From January
                                  2002 to December  2002,  Mr.  Christian  served as the  Company's  Senior Vice
                                  President  Corporate  Marketing,  and from August 2000 to  December  2001,  he served as the  Company's  Senior Vice  President  of Worldwide  Corporate  and
                                  Applications  Marketing.  From  November  1998 to August 2000,  Mr.  Christian
                                  served as the Company's  Vice  President of Solutions  Sales and Marketing and
                                  from  September  1996  to  November  1998  he  served  as the  Company's  Vice
                                  President,  Marketing  Programs.  From March 1991 to September 1996, he served in various sales and marketing positions with the Company.

Ron L. Ercanbrack          49     President of the Company  since  October 2000 and  Executive  Vice  President,
                                  Worldwide  Sales of the Company since January 2004. Mr.  Ercanbrack  served as
                                  Executive Vice  President,  Worldwide  Sales and Marketing of the Company from
                                  April 1999 to October 2000.  Mr.  Ercanbrack  served as the  Company's  Senior
                                  Vice  President,  Worldwide  Sales from  October  1997 until April 1999.  From
                                  June 1997 to October 1997,  Mr. Ercanbrack served as the Company's Senior Vice
                                  President,   International.  Prior  to  joining  the  Company  in  June  1997,
                                  Mr. Ercanbrack  was employed by IBM for over 19 years,  serving most  recently as Vice  President,  Worldwide  Sales,  Channel  and  OEM  for the  Networking
                                  Hardware Division of IBM.

                                                                          5

Katharina M. Mueller       38     Vice  President  and  General  Counsel  of the  Company  since  April 2002 and
                                  Secretary  of the  Company  since  May  2003.  Ms.  Mueller  served  as Acting
                                  General  Counsel  from  August 2000 to March 2002,  and as  Assistant  General
                                  Counsel  from May 2000  through  July  2000.  From 1999 to 2000,  Ms.  Mueller served as  in-house  counsel  at Aprisma  Technologies,  Inc.,  a division  of
                                  Cabletron  Systems,  Inc. From 1993 to 1998, Ms. Mueller  maintained a private practice in the areas of corporate, business litigation and real estate law.

Franz X. Zihlmann          57     Senior  Vice   President  of  Software   Development   of  the  Company  since
                                  January 2000.  From  September  1996 to January  2000,  Mr.  Zihlmann  was the
                                  Company's  Vice  President  of Product  Development  and from  January 1991 to
                                  September 1996 Mr. Zihlmann was the Vice President, Engineering Systems.

                       OTHER KEY EMPLOYEES OF THE COMPANY

     The following table sets forth,  as of March 16, 2004,  other key employees of the Company.

Name                      Age                                     Position                                      .

David D. Despard           48     Senior Vice President,  Global Professional Services of the Company since July
                                  1998.  Prior  to  joining  the  Company,   Mr. Despard   served  as  the  Vice
                                  President, Customer Services of Wall Data, Inc. from 1995.

Frederick P. Dillon        54     Vice  President,  Sales  Operations of the Company  since  January 1999.  From
                                  December 1997 to January 1999, Mr. Dillon served as Director,  Worldwide Sales
                                  Operations  and from  November  1987 to  December 1997  he served as Director,
                                  Sales Operations.

Karl J. Doyle              39     Vice  President,  Business  Development of the Company since August 2000. From
                                  October 1998 to August 2000,  Mr.  Doyle served as the  Company's  Director of
                                  Corporate  Strategy.  From April 1993 to October 1998,  Mr. Doyle was employed in sales and marketing with the Company.

William J. Kreidler        59     Senior Vice  President,  Customer  Technical  Operations  and  Services of the
                                  Company since July 1997.  From August 1992 to July 1997,  Mr. Kreidler  served as Vice President,  Operations of the Company.  From 1993 to July 1998, he was
                                  also responsible for Professional Services.

Chas W. Kunkelmann         54     Senior Vice  President,  Worldwide  Channel  Operations  of the Company  since
                                  October 2002.  From November 2001 to October 2002,  Mr.  Kunkelmann  served as
                                  Vice  President,  Brightspire  of the  Company  and,  from  November  1999  to
                                  November  2001,  he served  as the  Eastern  Regional  Vice  President  of the
                                  Company.  Prior to joining  the Company  between  November  1996 and  November
                                  1999, Mr.  Kunkelmann  served as Vice  President of North American  Operations for  Internet  Dynamics,  Inc.,  which  specialized  in internet  security and access control software.

                                                                         6

Philip L. Rugani           46     Senior Vice  President,  Sales - The Americas  since January  2003.  From June
                                  2002 to January  2003,  Mr.  Rugani  served as a  consultant  advising  public companies and venture  capitalists on merger and acquisition  opportunities in the market.  From  September 2000 to June 2002, Mr. Rugani served as Executive
                                  Vice President for Altavista Software, a division of AltaVista Company,  which provides  search services and software and, from January 1999 to June 2000, as
                                  Senior Vice President  Americas for Informix  Corporation,  a supplier of data base and e-business software  solutions.  Mr. Rugani also served from November
                                  1995 to January 1999 as Group Vice  President-General  Business and  Alliances
                                  for Oracle Corporation, a supplier of data base and application software.

Audrey N. Schaeffer        59     Vice  President,  Human  Resources  of the  Company  since  January  1993  and
                                  Assistant Secretary of the Company since April 1988.

Daniel S. Whelan           46     Vice  President and Chief  Technology  Officer of the Company since  May 2000.
                                  From January 1994 to May 2000,  Mr. Whelan served as a Computer  Scientist and
                                  Section Manager in the Company's Product Development department.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term  compensation  earned for services  rendered in all  capacities to the
Company for the last three  completed  fiscal years (i.e.,  years ended December
31, 2001, 2002, 2003) by the Company's Chief Executive Officer,  and each of the other four most highly  compensated  executive  officers of the Company who were serving as executive officers at the end of fiscal year 2003.

                                                           Summary Compensation Table

                                                                                    Long-Term
                                                                                 Compensation
                                                     Annual Compensation               Awards
                                                                                        Stock      All Other
                                                                                       Option         Compen-
Name and Principal Position                    Year         Salary(1)    Bonus        (Shares)        sation(2)
Lee D. Roberts                                 2003       $525,000    $256,000         60,000         $8,144
                                               2002        525,000     252,000              0          5,946
   Chief Executive Officer, Chairman of        2001        525,000           0        400,000          5,945
   the Board and Director

Ron L. Ercanbrack                              2003        375,000     183,000         30,000          4,281
   President and Executive Vice                2002        375,000     180,000        100,000          3,587
   President, Worldwide Sales                  2001        375,000           0        450,000          3,586

Philip L. Rugani(3)(4)                         2003        290,000     190,000         75,000          3,053
    Senior Vice President, Sales - The
   Americas

David D. Despard(4)                            2003        275,000     118,000         20,000          4,451
   Senior Vice President, Global               2002        275,000     110,000         40,000          5,370
   Professional Services                       2001        275,000           0         70,000          5,370

Sam M. Auriemma                                2003        275,000     113,000         25,000          4,487
   Executive Vice President and Chief          2002        275,000     110,000         60,000          2,100
   Financial Officer                           2001        275,000           0         75,000          2,100

(1)  Includes  amounts  deferred  under (a) the Company's  Employee  Savings and
     Investment Plan, a tax-qualified  plan under Section 401(k) of the Internal
     Revenue Code, and (b) the Company's Deferred Compensation Plan.

(2)  For fiscal year 2003,  consists of (a) premiums  paid by the Company in the amounts of $8,144,  $2,181,  $953,  $2,351 and $2,387 on certain  term-life insurance  policies  maintained for Messrs.  Roberts,  Ercanbrack,  Rugani,
     Despard and Auriemma,  respectively, under which such individuals designate their own beneficiaries,  and (b) contributions by the Company of $2,100 on behalf of each of Messrs.  Ercanbrack,  Rugani, Despard and Auriemma to the
     Company's  Section  401(k)  Plan.  During  fiscal  year  2003,  no  Company contributions  under the Company's  Section 401(k) Plan were made on behalf of Mr. Roberts.

                                        7

(3)  Mr. Rugani joined the Company and was first appointed an executive  officer in January 2003.

(4)  Messrs. Rugani and Despard ceased to be classified as executive officers as of January 1, 2004.

                        Option Grants in Last Fiscal Year

     The following  table  provides  information on option grants made in fiscal year 2003 to the Named Executive  Officers.  No stock  appreciation  rights were granted during such year to the Named Executive Officers.

                                               Individual Grants

                             Number of    % of Total                                 Potential Realizable Value
                            Securities       Options                                 at Assumed Annual Rares of
                            Underlying    Granted to                                   Stock Price Appreciation
                               Options     Employees       Exercise                        for Option Term(1)
                               Granted     in Fiscal          Price    Expiration
Name                             (#)(2)         Year          ($/Sh)         Date           5%               10%

Lee D. Roberts.............     60,000           7.5%        $26.51      12/02/13  $1,000,200        $2,535,000
Ron L. Ercanbrack..........     30,000           3.7          26.51      12/02/13     500,100         1,267,500
Philip L. Rugani...........     50,000           6.3          13.39      01/13/13     421,000         1,067,000
                                25,000           3.1          26.51      12/02/13     416,750         1,056,250
David D. Despard...........     20,000           2.5          26.51      12/02/13     333,400           845,000
Sam M. Auriemma............     25,000           3.1          26.51      12/02/13     416,750         1,056,250

(1)  The  assumed 5% and 10% annual  rates of stock price  appreciation  are for illustrative purposes only. Actual stock prices will vary from time to time based upon  market  factors and the  Company's  financial  performance.  No assurance can be given that such rates will be achieved.  Unless the market price of the Common Stock  appreciates  over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2)  All  options  granted  during  2003 to the Named  Executive  Officers  were granted under the Company's 2002 Incentive  Award Plan.  Options granted to the Company's  executive  officers  become  exercisable  as to  twenty-five percent (25%) of the option shares after twelve (12) months of service with the  Company  from  the  grant  date  and the  balance  of the  shares  are exercisable in thirty-six (36) successive equal monthly  installments  upon completion  of each  additional  month of service.  Each option will become fully exercisable in certain events.  Each option has a maximum term of ten years, subject to earlier termination following the optionee's  termination of employment, permanent disability or death.

    Aggregated Option Exercises in Last Fiscal Year and Year End Option Value

     The  following  table sets forth  certain  information  with respect to the
Named Executive  Officers  concerning  their exercise of options during 2003 and the  unexercised  options  held by them at the  close  of such  year.  No  stock appreciation  rights were held or exercised by the Named  Executive  Officers at any time during 2003.

                                                                 Number of Unexercised           Value of Unexercised
                                                                   Options at Fiscal                 In-the-Money
                                                                        Year End                      Options at
                                 Shares                            (Number of Shares)              Fiscal Year End(1)
                                Acquired          Value
   Name                      on Exercise(#)    Realized($)(2) Exercisable   Unexercisable    Exercisable  Unexercisable
Lee D. Roberts............        50,000       $966,996           838,690         161,667     $9,538,165       $920,518
Ron L. Ercanbrack.........             0              0           269,272         144,478      3,434,902      1,543,905
Philip L. Rugani..........             0              0                 0          75,000              0        707,375
David D. Despard..........        57,291        653,297           162,814          69,895        333,324        592,951
Sam M. Auriemma...........             0              0           210,522         124,478      1,702,215      1,074,610

(1)  Calculated  on the basis of the average of the high and low selling  prices of the  Company's  Common  Stock on December  31, 2003  ($27.19),  the last trading day in 2003, minus the exercise price of the  in-the-money  option, multiplied by the number of shares subject to the option.

(2)  The excess of the fair market value of the purchased  shares on the date of exercise over the exercise price paid for such shares.

                            Equity Compensation Plans

     The following  tables  summarizes  information  about the Company's  common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's compensation plans as of December 31, 2003.

                                         Number of securities   Weighted average      Number of securities remaining
                                          to be issued upon     exercise price of   available for future issuance under
                                             exercise of           outstanding           equity compensation plans
                                         outstanding options,    options, warrants   (excluding securities reflected in
                                         warrents and rights         and rights                  column(a))
        Plan Category                            (a)                   (b)                          (c)
Equity compensation plans approved by
security holders.....................         7,056,931              $16.63                      1,468,546(1)
Equity compensation plans not approved
by security holders..................         585,782(2)             $12.64                              0
Employee stock purchase plans approved
by security holders..................            N/A                   N/A                         795,198
Total................................         7,642,713              $16.43                      2,263,744(1)

(1)  Includes  806,700 shares that were subject to options and restricted  stock awards granted during 2004.

(2)  Includes amounts  outstanding under  Non-Qualified  Stock Option Agreements with each of Messrs. Roberts,  Ercanbrack,  Auriemma, and Fitzpatrick:  Mr.
     Roberts  -305,782 options with an exercise price of $7.16 per share granted
     May 22, 1997;  Mr.  Ercanbrack  -40,000  options with an exercise  price of
     $7.53 per share granted June 18, 1997; Mr. Auriemma  -140,000  options with an exercise  price of $20.03 per share granted  September 13, 2000; and Mr.
     Fitzpatrick  -100,000  options  with an exercise  price of $21.12 per share granted September 2, 2003. Mr. Fitzpatrick's  options expired in March 2004 in connection  with the  termination of his  employment.  All option shares were granted as  inducement  to accept  employment  with the  Company.  The number of options held by Messrs.  Roberts and  Ercanbrack  gives effect to the May 15, 1998 stock split.

 Employment Contracts, Termination of Employment and Change in Control Agreements

Change in Control Severance Program

     In 2001,  the  Compensation  Committee of the Board of Directors  reviewed, revised and consolidated the Company's  previously  approved program  concerning severance  payments  for  terminations  relating  to  a  change-in-control  (the
"Change-in-Control  Severance  Program") for the Company's CEO and certain other
executive   officers.   In  2003,  the   Compensation   Committee   amended  the
Change-in-Control  Severance Program in order to add tax-gross up rights for Mr.
Roberts and to make certain other changes. Under the Change-in-Control Severance
Program, each eligible executive officer will be entitled to certain benefits in the event his or her employment  with the Company is  involuntarily  terminated, other than for "Cause" (as defined),  or if such executive  officer  resigns for
"Good Reason" (as defined),  in either case within 18 months following a "change in control" of the Company (as  defined).  Mr.  Roberts is entitled to receive a cash lump sum  payment  equal to twelve  months of  applicable  base  salary and target bonus  (discussed  below) plus twelve months of continuation  payments of such salary and bonus;  Messrs.  Ercanbrack  and Auriemma  are each  entitled to receive a cash lump sum  payment  equal to nine  months of the  applicable  base salary and target bonus plus nine months of continuation payments of such salary and bonus; and all other eligible  executive  officers are entitled to receive a cash lump sum  payment  equal to six months of the  applicable  base  salary and target bonus plus six months of continuation  payments of such salary and bonus.
The cash  lump sum and  continuation  payments  to be  provided  to an  eligible executive  officer are based upon the monthly  equivalent of (A) the annual base salary in effect for such  executive  officer  immediately  before the change in control or, if greater, at the time of termination or resignation,  plus (B) the annual  incentive bonus that such executive  officer would have been entitled to receive  under the  Company's  officer bonus plan for the calendar year in which the termination occurs or, if greater,  the calendar year in which the change in control occurs,  plus the pro-rata portion of the bonus earned by such executive officer  during the  calendar  year in which the change of control  occurs.  The continuation payments are to be made at bi-weekly intervals.

     Each  eligible  executive  officer is also  entitled  to a lump sum payment equal  to 12,  18 or 24  months,  depending  upon  his or her  position,  of the then-current  monthly Internal Revenue Code 4980B medical premium  ("COBRA") for that  officer and his or her  eligible  dependents,  plus,  if  applicable,  the then-current life insurance premium paid by the Company. Mr. Roberts is entitled to  receive a cash lump sum equal to 24  months of  medical  and life  insurance premiums;  Messrs.  Ercanbrack  and Auriemma are each entitled to receive a cash lump sum equal to 18 months of  medical  and life  insurance  premiums;  and all other eligible  executive  officers are each entitled to receive a cash lump sum equal to 12 months of medical and life insurance premiums. The Company will also provide  at its  expense,  for a period  of 12,  18 or 24  months,  outplacement services for eligible executive  officers.  Mr. Roberts is entitled to 24 months of outplacement services; Messrs Ercanbrack and Auriemma are each entitled to 18 months of outplacement  services;  and all other eligible executive officers are entitled  to 12 months of  outplacement  services.  In  addition,  any shares of
Common  Stock that are then subject to  outstanding  options held by an eligible executive officer will automatically vest in full on an accelerated basis.

     Mr. Roberts is entitled to an additional  payment to cover any excise taxes levied on payments received under the  Change-in-Control  Severance Program. The amount  payable to all executive  officers,  other than Mr.  Roberts,  under the
Change-in-Control Severance Program is subject to reduction in the event certain excise taxes may be levied on such payments.

CEO Severance Program

     In October 2001,  the  Compensation  Committee  implemented  its previously approved CEO Severance Program  originally adopted in 1999, by entering into the
CEO Severance Agreement with Mr. Roberts,  the Company's Chief Executive Officer
(the "CEO"). Under this Agreement,  the CEO would be entitled to receive certain severance payments and option  acceleration upon the involuntary  termination of the CEO's  employment.  The benefits  include a cash lump sum severance  payment equal to one year of base  salary,  together  with the CEO's  target  bonus that would  otherwise  be earned by the CEO for the year of  termination  but for the occurrence  of the  termination  (which  bonus is limited to 50% of the eligible annual award if the CEO has completed less than six months of service during the bonus year). The CEO would also be provided a lump sum payment equal to one year

                                       10

of COBRA benefits,  and one year of Group Universal Life insurance premiums.  In addition,  a pro-rata  portion of all unvested  option shares would vest, to, in effect,  provide  for option  vesting  on a monthly  basis  through  the date of termination.  No benefits are payable  under this  Agreement in the event of the death or Permanent  disability of the CEO, or in the event of termination of the
CEO's employment for Cause or in connection with a Change in Control.

           Compensation Committee Interlocks and Insider Participation

     The  Compensation  Committee  is  composed of Messrs.  Klaus and Lyons.  No member of the  Compensation  Committee at any time during 2003,  or at any other time,  was an officer or employee of the Company.  No  executive  officer of the
Company served on the board of directors or compensation committee of any entity that has one or more  executive  officers  serving as  members of the  Company's
Board of Directors or Compensation Committee.

             Compensation Committee Report on Executive Compensation

     It is the duty of the  Compensation  Committee of the Company to review and determine  the  salaries  and  bonuses of  executive  officers  of the  Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the authority to make  discretionary  option  grants to the Company's  executive  officers and other employees under the Company's equity plans.

     The Compensation  Committee believes that the compensation programs for the
Company's  executive  officers should reflect the Company's  performance and the value  created for the Company's  stockholders.  In addition,  the  compensation programs should support the short-term and long-term  strategic goals and values of the  Company  and should  reward  individual  contribution  to the  Company's success.  The  Company  is  engaged  in a very  competitive  industry,  and  the
Company's  success  depends  upon its  ability to attract  and retain  qualified executives  through  the  competitive  compensation  packages  it offers to such individuals.

     General  Compensation  Policy.  The Compensation  Committee's  policy is to provide the Company's  executive  officers with compensation  opportunities that are based upon the  financial  performance  of the Company and the  individual's contribution to that  performance,  and which are competitive  enough to attract and retain highly skilled  individuals.  Each executive  officer's  compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals, and (iii) long-term  stock-based incentive awards designed to strengthen  the mutuality of interests  between the  executive  officers and the
Company's  stockholders.  As an officer's level of responsibility  increases,  a greater  proportion of his or her total  compensation will be dependent upon the
Company's financial performance and stock price appreciation.

     The Company has, at such times in the past as it deemed necessary, retained the  services  of an  independent  compensation  consulting  firm to advise  the
Compensation  Committee as to how the Company's executive  compensation compares to that of  companies  within and  outside of its  industry.  The  Company  also subscribes to and  participates in compensation  surveys of the companies in its industry.  In November and December 2003, the  Compensation  Committee  retained
Towers  Perrin  who   presented  a  competitive   assessment  of  executive  and
non-employee   director   compensation  levels.   Towers  Perrin  provided  data
concerning a group of 21 peer  companies in the high tech  industry  with market caps  ranging  from $199  million to $65.1  billion,  revenues  ranging from $41 million  to $9.5  billion  and net  income  ranging  from $899  million  to $2.3 billion.  Compensation  data was also  selected  from  the  2003  Radford  Total
Compensation  Survey  and the  2003  SC/CHiPS  Executive  and  Management  Total
Compensation Survey.

     The  principal  factors that were taken into account in  establishing  each executive officer's  compensation package for 2003 are described below. However, the  Compensation  Committee  may in its  discretion  apply  entirely  different factors, such as different measures of financial performance, for future years.

                                       11

     Base  Salary.  The  Compensation  Committee's  philosophy  is that the base salary of each executive officer,  including the Chief Executive Officer, should reflect the salary  levels for  comparable  positions  in the  industry  and the comparative group of companies, as well as the individual's personal performance and internal alignment  considerations.  In addition,  the Company's performance and  profitability  should  be a factor  in  determining  the base  salaries  of executive  officers.  Given  the  difficult  economic  environment,  the  senior management  team elected and the  Compensation  Committee  agreed that no salary increases  would be made in 2001  through  2003.  Base  salaries  for 2003  were established  in  December  2000.  Historically,  FileNet has  targeted  the 75th percentile of competitive practices for base salaries. Due to the salary freeze, current base salaries are on average around the 55th  percentile.  Towers Perrin recommended  unfreezing  base  salaries  and moving  forward  with normal  merit increases.

     Annual  Incentives.  The annual  incentive  bonus for the  Company's  Chief
     Executive  Officer and most other  executive  officers and key employees is based on a percentage  of base pay (i.e.,  ranging from 30% to 65% for 2003) and is determined based on the Company's  actual financial and other  performance in comparison  to  pre-established  targets.  The  2003  performance  targets  were measured in terms of the Company's  achievement  against  targeted  earnings per share and targeted scores on a customer  loyalty index.  For example,  as to the earnings  per share  portion  of the  bonus,  no bonus is paid if the  Company's attainment of the target  earnings per share is less than  approximately  70% of target;  100% of the bonus is paid if the  Company  meets its target and 200% of the bonus is paid if the  Company's  performance  is greater than  approximately
125% of target. The actual bonus is calculated on a pro rata basis between these points. In making the final 2003 bonus determination, the Compensation Committee reviewed (i) the Company's  financial  performance  against  plan,  and (ii) the
Company's  performance  as compared to that of the  Company's  competitors.  The
Compensation  Committee  specifically  considered the Company's software revenue growth,  market  share  growth,  cash growth and  customer  loyalty/satisfaction indices.

     Long Term Incentives.  Generally,  stock option grants are made annually by the Compensation  Committee to each of the Company's executive  officers.  Stock options also often are granted as an inducement upon initial hiring.

     Each  option  grant is  designed to align the  interests  of the  executive officer  with those of the  stockholders  and  provide  each  individual  with a significant  incentive  to manage the Company from the  perspective  of an owner with an equity stake in the  business.  Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the fair market value on the grant  date)  over a  specified  period of time (up to ten  years).
Generally, options become exercisable in installments equal to 25% of the option shares on the first  anniversary  of grant,  and for the  balance  of the option shares in 36 successive equal monthly installments thereafter.  Accordingly, the options will provide a return to the executive officer only if he or she remains employed by the Company during the vesting periods,  and then only if the market price of the shares appreciates over the option term.

     The size of the option grant to each executive officer, including the Chief
Executive  Officer,  is set by the  Compensation  Committee  at a level  that is intended to create a meaningful  opportunity  for stock ownership based upon the individual's  current  position  with the  Company,  the  individual's  personal
performance   in  recent   periods,   and  his  or  her   potential  for  future
responsibility  and promotion over the option term. The  Compensation  Committee also takes into  account the number of unvested  options  held by the  executive officer  and  considers  the  potential  impact  that a  grant  can  have  on an executive's  motivation  and future  performance  with the desire to maintain an appropriate  level of equity incentive for that individual.  The relevant weight given to each of these factors varies from individual to individual.

     Following  review of proposed  accounting  rule  changes and the  Company's
option  overhang,   and  based  upon   recommendations  of  Towers  Perrin,  the
Compensation Committee determined in March 2004 to grant restricted stock awards to the executive officers as part of the Company's  long-term incentive program.
The  restricted  stock vests in full on December  31,  2008,  provided  that the executive  continues to be employed by the Company on such date.  The restricted stock vests early,  however,  if the Company meets or exceeds  certain  targeted annual  operating  margins.  Operating  margin  for  these  purposes  is  annual operating  income divided by the Company's  annual  revenue,  and the restricted stock  will vest as to  one-third  of the number of  restricted  shares for each fiscal  year  (commencing  with 2004)  that the  Company  meets or  exceeds  the operating margin target.

                                       12

     CEO Compensation. As with all of the Company's other executive officers and at Mr. Roberts' recommendation,  the Compensation Committee decided to keep 2003 base salary of Mr. Roberts,  the Company's Chief Executive Officer, at the level established  in December  2000 of  $525,000.  In setting the total  compensation package of Mr. Roberts at that time, the  Compensation  Committee sought to make his compensation competitive when compared with the base salary levels in effect for similarly  situated chief executive  officers of companies in the comparison group and competitive with the surveyed values. The Compensation  Committee also
strived  to  assure  that  a  significant   percentage  of  Mr.  Roberts'  total
compensation package is tied to Company performance, as measured in terms of the achievement  of the Company's  target  earnings per share.  In 2003, Mr. Roberts participated in the same bonus program as the other senior executives, discussed above.

     The  Compensation  Committee  granted options covering 60,000 shares to Mr.
Roberts  in  December  2003  in  recognition  of his  personal  performance  and leadership  role in the  Company.  All of these  options  are  intended to tie a significant  portion of his total  compensation  to stockholder  value since the value of those  grants will depend  upon the future  appreciation  in the market price of the Company's Common Stock.

     Board Compensation.  Based upon review of a survey of competitive practices prepared by their  compensation  consultants,  the Committee  recommended to the
Board that the annual  automatic grant of options to directors be increased from
7,000 to 10,000 options. The Board is recommending that the stockholders approve such increase as part of the Amended and Restated 2002 Incentive Award Plan.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the
Internal  Revenue Code  disallows a tax deduction to publicly held companies for compensation  paid to certain of their  executive  officers,  to the extent that compensation  exceeds $1 million per covered officer in any year. The limitation applies only to compensation that is not considered to be performance-based. The cash compensation paid to the Company's executive officers for 2003 that did not qualify as "performance based  compensation" did not exceed the $1 million limit per  officer.  The  option  grants  made in 2003  were  structured  so that  any compensation  would  not be  subject  to  the $1  million  limitation,  and  the compensation  deemed paid in connection  with the exercise of those options will qualify as  performance-based  compensation  which will not be subject to the $1 million limitation.

     It is  the  opinion  of  the  Compensation  Committee  that  the  executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's  performance  and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

     Submitted  by  the  Compensation   Committee  of  the  Company's  Board  of
Directors:

                  William P. Lyons        L. George Klaus

     Notwithstanding  anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities
Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes,  neither the preceding  Compensation Committee
Report on Compensation,  nor the following Stock Price Performance Graph will be incorporated by reference into any of those prior filings,  nor will such report or graph be  incorporated  by  reference  into any  future  filings  made by the
Company under those statutes.

                                       13

                          Stock Price Performance Graph

     The following  graph compares the five-year  cumulative  total  stockholder return on the Company's  Common Stock against the cumulative total return of the
Nasdaq Stock Market Index and the Nasdaq Computer and Data  Processing  Services
Index for the period from December 31, 1998 to December 31, 2003.

                                       FILENET CORPORATION PERFORMANCE
                                  COMPARATIVE 5-YEAR CUMLATIVE TOTAL RETURN

                                               FileNet                             Computer
                   Measurement Period      Corporation       Nasdaq Stock          And Data
                (fiscal year covered)            Stock       Market Index        Processing

 Measurement Point          12/31/98       $    100.00        $    100.00       $    100.00
               FYE          12/31/99       $    222.34        $    181.05       $    210.88
               FYE          12/31/00       $    237.60        $    112.08       $    101.32
               FYE          12/31/01       $    176.91        $     88.93       $     81.24
               FYE          12/31/02       $    106.37        $     61.43       $     56.03
               FYE          12/31/03       $    236.11        $     92.06       $     73.84

                                  ASSUMES $100 INVESTED ON DECEMBER 31, 1998
                                         ASSUMES DIVIDENDS REINVESTED
                                          YEAR ENDED DECEMBER 31, 2003

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership  and  reports  of  changes  in  ownership  with the SEC and the Nasdaq
National  Market.  Such persons are required by SEC  regulations  to furnish the
Company  with copies of all Section  16(a)  forms they file.  Based  solely on a review of copies of such forms  received  with  respect to the year 2003 and the written  representations  received from certain  reporting persons that no other reports  were  required,  the Company  believes  that all  directors,  executive officers  and persons who own more than 10% of the  Company's  Common Stock have complied with the reporting requirements of Section 16(a).

                                       14

                           RELATED PARTY TRANSACTIONS

     On June 5, 2002,  the Board  approved a secured loan by the Company of $1.9 million to enable  Mr.  Roberts,  the  Company's  Chief  Executive  Officer,  to
purchase a home in Orange County,  California.  The loan bears interest at 2.89%
per annum (applicable short-term Federal interest rate). Accrued interest on the principal balance of this note is payable annually  beginning  February 15, 2003 and on each February 15th thereafter until the entire principal  balance becomes due. The entire  outstanding  principal  balance and any accrued interest is due and payable at the earliest of (a) June 7, 2005, (b) one year after  termination of Mr.  Roberts'  employment  by the  Company,  or (c)  ninety  (90) days  after voluntary  termination  of  employment  by Mr.  Roberts.  Mr.  Roberts  paid the
February  15, 2003 and  February  15, 2004  interest  payments of  approximately
$37,000  and  $53,500,  respectively,  and in  December  2003 made a payment  of approximately  $294,000  toward the principal loan balance of $1.9 million.  The outstanding balance as of December 31, 2003 was approximately $1.6 million.

                                 CODE OF ETHICS

     The Company has adopted Values and Standards of Business  Conduct ("Code of
Ethics") that applies to the Company's  officers,  directors and employees.  The
Company's Code of Ethics,  as applied to the Company's Chief Executive  Officer, senior financial officers,  principal  accounting officer,  controller and other senior financial officers is intended to comply with the requirements of Section
406 of the Sarbanes-Oxley Act. The Company's Code of Ethics has been filed as an exhibit to the  Company's  Annual  Report on Form 10-K for the fiscal year ended
December  31, 2003.  In addition,  a copy of the Code of Ethics will be provided without  charge upon request to the Corporate  Secretary,  FileNet  Corporation,
3565 Harbor  Boulevard,  Costa Mesa,  California  92626.  The Company intends to timely  disclose  any  amendments  to or waivers of  certain  provisions  of the
Company's Code of Ethics  applicable to the Company's Chief  Executive  Officer, senior financial officers,  principal  accounting officer,  controller and other senior financial officers on the Company's website at www.filenet.com.

                                       15

                                   Proposal 1

                              ELECTION OF DIRECTORS

     The Company's  stockholders  are being asked to elect six directors for the ensuing  year or until  the  election  and  qualification  of  their  respective successors.  Directors are elected at each Annual  Meeting of  Stockholders  and hold office until their  successors  are duly elected and  qualified at the next
Annual  Meeting  of  Stockholders.  Pursuant  to  the  Company's  Bylaws  and  a
resolution  adopted by a majority of the  authorized  number of  directors,  the authorized number of members of the Board of Directors has been set at six.

     Based upon the  recommendation of the Nominating  Committee,  the following persons have been  nominated for  re-election  to the Board of Directors at this
2004 Annual Meeting of Stockholders.

Name, Age, Principal Occupation or Position,                                            Year Became
and Directorships of Other Publicly Owned Companies                                        Director

L. George Klaus, 63, Chairman,  President and Chief Executive  Officer of Epicor               1998
Software  Corporation  (formerly  Platinum Software  Corporation) since February
1996. Mr. Klaus also currently serves as a director of Epicor Software.

William P. Lyons, 59, Consultant  advising private companies and their Boards on               1992
strategic issues since May 2003. Mr. Lyons served as President,  Chief Executive
Officer and a director of Caminus  Corporation,  an integrated  software company providing  solutions for the energy  markets,  from July 2002 to April 2003 when the company was sold to SunGard  Data  Systems.  From January 2001 to July 2002,
when it was sold to Ratimal  Software,  Mr.  Lyons  served as  President,  Chief
Executive  Officer and a director of NeuVis Inc., an Internet Rapid  Application
Development  (I-Rad)  company.  From February  1998 to January  2001,  Mr. Lyons served as President,  Chief Executive Officer and a director of Finjan Software,
Inc.

Lee D. Roberts, 51, Chairman of the Board of the Company since December 2000 and               1998
Chief  Executive  Officer since April 1998.  Mr. Roberts served as the Company's
President  from May 1997 to October 2000 and as the  Company's  Chief  Operating
Officer  from May 1997  until  April  1998.  Mr.  Roberts  has also  served as a director  of the  Company  since May 1998.  Prior to joining  the Company in May
1997, Mr.  Roberts was employed by IBM for over 20 years,  serving most recently as General  Manager and Vice  President,  Worldwide  Marketing and Sales for the
Networking  Division of IBM. Mr. Roberts also currently  serves as a director of
Noetix Software and Message Gate Inc.

John C. Savage, 56, Managing Director of Alliant Partners, an investment banking               1982
firm,  since June 1998.  Since the  acquisition  of Alliant  Partners by Silicon
Valley  Bankshares in September 2001, Mr. Savage has been a Managing Director of
Alliant Partners.  From 1990 to July 1998, Mr. Savage served as Managing Partner of Glenwood  Capital  Partners and Managing  Director of its successor,  Redwood
Partners, LLC, both venture buy-out firms.

Roger S. Siboni,  49,  Chairman of the Board of Epiphany,  Inc. since July 2003.               1998
Mr.  Siboni  served as  President,  Chief  Executive  Officer  and a director of
Epiphany,  Inc. from August 1998 to July 2003. From October 1996 to August 1998,
Mr. Siboni was Deputy Chairman and Chief Operating  Officer of KPMG Peat Marwick
LLP, a member firm of KPMG International.  From 1993 to October 1996, Mr. Siboni
was Managing Partner of KPMG Peat Marwick LLP,  Information,  Communication  and
Entertainment  practice.  Mr.  Siboni  also  currently  serves as a director  of
Cadence Design Systems, Inc.

                                       16

Theodore J. Smith,  74,  Chairman of the Board of the Company from its inception               1982
in 1982 to December 2000 and has been a director of the Company since 1982.  Mr.
Smith served as the Chief Executive Officer of the Company from its inception in
1982 to April 1998,  and  President  of the Company  from 1982 to May 1997.  Mr.
Smith is also currently a director of Intershop Communications, A.G.

     Except as  otherwise  indicated,  during the past five  years,  each of the nominees has held the same position with the same entities as listed above.

     The  Board  of  Directors  held  seven  meetings  and met in two  executive sessions during the year ended December 31, 2003. All of the Company's directors attended or participated in at least 75% of the aggregate  number of meetings of the Board of  Directors.  Each  director  attended at least 75% of the aggregate number of meetings of those  committees  of the Board of Directors on which such person served, which were held during such period. Each Board member is expected to attend the annual meeting of stockholders;  provided,  however,  that members may attend such annual meeting by telephone or video  conference if necessary to
mitigate   conflicts.   All  directors  attended  the  2003  annual  meeting  of
stockholders, except Mr. Siboni.

Communications with the Board of Directors

     The Board  believes  management  speaks  for the  Company.  Inquiries  from institutional  investors,  the media, employees and others should be referred to the Chief  Executive  Officer  or other  appropriate  officers  of the  Company.
Individual  Board members may, from time to time, meet or otherwise  communicate with  various  constituencies  of the Company,  but the Board  expects that this would be done only with its concurrence or that of management.

Director Independence

     The  Board  has  adopted  the  standards  of the  National  Association  of
Securities  Dealers and reviews all commercial and other  relationships  of each director in making its  determination  as to the  independence of its directors.
The Board has determined that each of Messrs.  Klaus, Lyons, Savage,  Siboni and
Smith qualify as independent under  requirements of the National  Association of
Securities Dealers.

Committees of the Board of Directors

     Audit Committee. The Audit Committee currently consists of three directors,
Messrs.  Lyons, Savage and Siboni, with Mr. Savage serving as the Chairman,  all of whom have been  determined by the Board to be independent (as defined in Rule
4200(a)(15)  of  the  National   Association  of  Securities   Dealers'  listing
standards) and under SEC Rule 10A-3.  The Board of Directors has also determined that each of  Messrs.  Lyons,  Savage  and  Siboni  qualify  as audit  committee financial experts within the meaning of SEC rules. The Audit Committee held nine meetings during the year ended December 31, 2003.

     The Audit  Committee's  responsibilities  include,  but are not limited to, selecting the Company's independent public accountants, as well as reviewing (i)
the scope  and  results  of the audit  engagement  with the  independent  public accountants  and  management,  (ii)  the  adequacy  of  the  Company's  internal accounting control procedures,  (iii) the independence of the independent public accountants,  and (iv) the  range of audit and  non-audit  fees  charged  by the independent public accountants. The Board of Directors of the Company adopted an
Audit  Committee  charter in December 2000 and a revised charter in July 2003, a copy of which is attached  as  Appendix  A, in order to satisfy  the  applicable requirements of the Sarbanes-Oxley  Act of 2002 and the National  Association of
Securities Dealers.

     Compensation Committee.  During 2003, Messrs. Lyons and Klaus comprised the
Compensation Committee, with Mr. Lyons serving as the Chairman. The Compensation
Committee held nine meetings during the year ended December 31, 2003.

                                       17

     The Compensation Committee is responsible for, among other things:

     o    Reviewing,  establishing and revising the compensation  policy for the
          Company's officers;

     o    Producing an annual report on executive  compensation for inclusion in the Company's  annual proxy  statement,  in accordance with applicable rules and regulations;

     o    Reviewing and approving corporate goals and objectives relevant to the compensation  of the  Chief  Executive  Officer  and  other  executive officers,  evaluating  the  performance  of these officers in light of those  goals and  objectives  and setting  the  compensation  of these officers based on the evaluation, and other relevant factors;

     o    Reviewing and approving  the Company's  benefit plans and  perquisites that apply to  executive  officers and making  recommendations  to the board of directors;

     o    Making awards under and acting as  administrator of the Company's 1998
          Employee Stock  Purchase Plan, as amended,  1995 Stock Option Plan, as amended, and Amended and Restated 2002 Incentive Award Plan;

     o    Reviewing  the amount and  composition  of director  compensation  and making recommendations to the board of directors; and

     o    Performing  other  related  functions  upon  request  of the  Board of
          Directors.

     In addition,  in December 1999, the Board of Directors  granted Mr. Roberts separate  but  concurrent  authority  with the  Compensation  Committee  to make discretionary  option  grants to  eligible  individuals,  other  than  executive officers  and Board  members,  subject  to a  limitation  of 20,000  shares  per individual  employee  grant,  that are to be made no more than once per calendar month, on the first market trading day of each month, and that shall comply with express terms and conditions of the applicable  plan under which such grants are made. Mr. Roberts acted under this authority on twelve occasions during 2003.

     The  Nominating/Corporate  Governance Committee. The Company has a standing
Nominating Committee. The Nominating  Committee/Corporate Governance Committee's
charter  is  available  on  the  Company's  website  at   www.filenet.com.   The
Nominating/Corporate  Governance Committee currently consists of Messrs. Siboni,
Savage,  Smith and Klaus,  with Mr. Siboni serving as the Chairman,  all of whom are  independent as defined by the National  Association of Securities  Dealers.
The  Nominating/Corporate  Governance  Committee  held two  meetings  during the fiscal year ended December 31, 2003.

     The  Nominating/Corporate  Governance  Committee is responsible  for, among other things:

     o    Identifying  individuals  who are qualified to be members of the board of directors and selecting, or recommending that the board select, the nominees for directorships;

     o    Developing  and  recommending  to  the  board  of  directors  a set of corporate governance principles applicable to the Company;

     o    Establishing the criteria and procedures for selecting new directors;

     o    Overseeing  the  process for  evaluating  the board of  directors  and management; and

     o    Reviewing and evaluating,  at least  annually,  the performance of the
          nominating  and  corporate   governance  committee  and  its  members,
          including the compliance of the  nominating  and corporate  governance committee with its charter.

                                       18

     The  Nominating  Committee  has  adopted  a  set  of  corporate  governance principles that address the composition of the Board, orientation and continuing education of the Board, Board meetings, Board committees, management succession,
Board  self-evaluation  and expectation of directors.  The Corporate  Governance
Guidelines are available on the Company's website at www.filenet.com.

     The  Nominating  Committee  will  consider   recommendations  for  director
nominations  by  stockholders  who have held the  Company's  common stock for at least one year and who hold a minimum of 1% of the Company's  outstanding voting securities.  All recommendations should be submitted to the Nominating Committee care of the Company's  Secretary.  The stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder  believes this candidate is qualified for service on the Company's  Board. The stockholder must also  provide  such other  information  about the  candidate  that would be required by the  Securities  and Exchange  Commission  rules to be included in a proxy  statement.  In addition,  the stockholder must include the consent of the candidate and describe any relationships,  arrangements or undertakings  between the  stockholder  and the candidate  regarding the nomination or otherwise.  The stockholder must also submit proof of Company stockholdings.  All communications are to be directed to the Chairperson of the Nominating  Committee,  care of the
Corporate  Secretary,  FileNet Corporation.  Recommendations  received after 120 days  prior to the  mailing of proxy will  likely not be  considered  timely for consideration at that year's annual meeting.

     The Nominating  Committee focuses on the following  criteria in determining whether the candidate is qualified to serve on the Board: (i) personal qualities and  characteristics,  accomplishments and reputation in the business community;
(ii) current knowledge and contacts in the communities in which the Company does business  and in the  Company's  industry  or other  industries  relevant to the
Company's business; (iii) ability and willingness to commit adequate time to the
Board  and  committee  matters;  (iv)  the fit of the  individual's  skills  and personality with those of other directors and potential  directors in building a
Board that is effective,  collegial and  responsive to the needs of the Company;
(v) diversity of viewpoints, background and experience; and (vi) leadership.

     The Nominating  Committee  reviews each existing director whose term is set to expire and considers the  following in  determining  whether to recommend the re-election of that director: (i) the director's overall effectiveness; and (ii)
whether  changes in  employment  status,  health,  community  activity  or other factors may impair the director's  continuing  contributions  to the Board.  The
Nominating  Committee  applies  the same  criteria to  nominees  recommended  by stockholders as to new candidates recommended by the Nominating Committee.

     The Company's Bylaws allow stockholders entitled to vote in the election of directors to submit nominations for the election of directors.  Nominations must forwarded  in  writing to the  Corporate  Secretary  of the  Company so that the nomination is received no later than 90 days prior to the annual meeting. In the event  less  than  100  days  notice  of the  date of the  meeting  is  given to stockholders,  notice must be received no later than the tenth day following the day on which notice of the meeting is given.  Each notice must set forth (a) the name  and  address  of the  stockholder  and  of the  person  or  persons  to be nominated;  (b) a  representation  that the stockholder is a holder of record of stock of the Company;  (c) a description of all  arrangements or  understandings between the stockholder and each nominee;  (d) other information  regarding each nominee as is required to be disclosed in a proxy  statement  filed  pursuant to the proxy rules of the Securities  and Exchange  Commission had the nominee been nominated  by the Board of  Directors;  and (e) the  consent of each  nominee to serve as a director  of the Company if elected.  Please  refer to the  Company's
Bylaws for complete information.

     Notices  should be directed to the  attention of the  Corporate  Secretary,
FileNet Corporation, 3565 Harbor Boulevard, Costa Mesa, California 92626.

Board Compensation and Benefits

     Each  director  who is not an  employee of the  Company is  reimbursed  for actual  expenses  incurred  in  attending  Board  meetings.  In  addition,  each non-employee director received the following  compensation for his Board service during 2003:  (i) an annual  retainer  fee of $24,000;  (ii) a fee of $3,000 for each  Board  meeting  attended;  and  (iii) a fee of $2,000  for each  Committee meeting attended which was not held on the same day as a Board meeting.

                                       19

     At the 2003 Annual Stockholders Meeting held on May 7, 2003, Messrs. Lyons,
Klaus,  Savage,  Siboni  and  Smith  each  automatically  received,  upon  their reelection  to the  Board,  a stock  option  to  purchase  7,000  shares  of the
Company's Common Stock under the automatic option grant provisions in effect for non-employee  Board members under the 2002 Incentive Award Plan. Each option has an exercise  price of $15.68 per share,  representing  the fair market value per share of Common Stock on the grant date.  Each option  vests in four  successive equal annual  installments on the  anniversary of option grant date,  subject to the optionee's  continued service on the Board. The option has a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. Based upon the recommendations of the
Compensation  Committee,  the Board recommends that the stockholders  approve an increase in the annual  automatic  grant of options to  directors  from 7,000 to
10,000 shares, which increase is part of the Amended and Restated 2002 Incentive
Award  Plan.  See  "Proposal  2 - Approval  of the  Amended  and  Restated  2002
Incentive Award Plan."

Required Vote for Approval and Recommendation of the Board of Directors

     Directors  will be elected by an  affirmative  vote of a  plurality  of the shares of voting stock present and entitled to vote,  in person or by proxy,  at the Annual  Meeting.  Abstentions  or Broker  Non-Votes  as to the  election  of directors will not affect the election of the candidates receiving the plurality of votes.

     Unless  instructed to the contrary,  the shares  represented by the proxies will be voted FOR the  election of the six  nominees  named above as  directors.
Although  it is  anticipated  that  each  nominee  will be able  to  serve  as a director,  should any nominee become  unavailable to serve,  the proxies will be voted for such other  person or persons as may be  designated  by the  Company's
Board  of  Directors.  As of the  date of this  Proxy  Statement,  the  Board of
Directors  is not aware of any nominee who is unable or will decline to serve as a director.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  ELECTION  OF ALL SIX
NOMINEES NAMED ABOVE.

                                       20

                                   Proposal 2

         APPROVAL OF THE AMENDED AND RESTATED 2002 INCENTIVE AWARD PLAN

     The  Company's  stockholders  are being  asked to approve  the  Amended and
Restated 2002 Incentive Award Plan, which is an amendment and restatement of the
Company's 2002 Incentive  Award Plan (the "Amended  Incentive  Plan").  The 2002
Incentive  Plan was  adopted  by the Board of  Directors  on March 28,  2002 and became effective on May 22, 2002 (the "Effective  Date").  On February 25, 2004,
the Board approved amendments to the 2002 Incentive Plan, subject to stockholder approval, that, in part, provide for:

     o    an increase of the number of shares of Common Stock  available  for issuance thereunder  by an  additional  2,000,000  shares,  from  2,800,000  to
          4,800,000 shares;

     o    an increase of the number of shares that may be awarded as Restricted  Stock,
          Restricted Stock Units,  Deferred Stock,  Performance Awards and Stock
          Payments from 140,000 shares to 700,000 shares, an increase of 560,000 shares;

     o    an increase of the  number of shares  automatically  granted   annually  to
          independent directors from 7,000 to 10,000 shares; and

     o    a termination date for the Plan of February 24, 2014.

     As of March 16, 2004,  389,398 shares remain  available for grant under the
Amended  Incentive  Plan,  of which 7,500 shares  remain  available for grant as
Restricted Stock, Restricted Stock Units, Deferred Stock, Performance Awards and
Stock Payments,  each without giving effect to the proposed increases.  The text of the amended and restated Amended Incentive Plan is attached as Appendix B.

     The amendments allow the Company to continue to provide eligible  employees of the Company and its participating  affiliates with the opportunity to acquire a proprietary  interest in the Company through  participation in a comprehensive equity  incentive  program  and will allow the  Company to  continue  to retain, motivate and attract qualified non-employee directors.

     The  following  is a  summary  of the  principal  features  of the  Amended
Incentive  Plan.  The  summary,  however,  does  not  purport  to be a  complete description of all the provisions of the Amended Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon  written  request to the  Corporate  Secretary at the  Company's  principal executive offices in Costa Mesa, California.

     General Nature of the Amended Incentive Award Plan

     The  principal  purposes  of the  Amended  Incentive  Plan  are to  provide incentives  for  independent  directors,  consultants  and key  employees of the
Company and its  subsidiaries  to further the growth,  development and financial success of the Company by personally benefiting through the ownership of Company stock,  and to obtain  and  retain  the  services  of such  individuals  who are considered  essential to the long range success of the Company through the grant or  issuance  of  options,  restricted  stock,  restricted  stock  units,  stock appreciation rights,  performance awards,  dividend equivalents,  deferred stock and stock payments (collectively, "Awards").

     Shares Reserved

     Under the Amended  Incentive Plan, the aggregate number of shares of Common
Stock that may be issued  upon the  exercise  of  options or any other  Award is
4,800,000  shares,  which  includes  the  2,000,000  share  increase  for  which stockholder  approval is sought under this  proposal.  The number of shares that may be issued as  Restricted  Stock,  Restricted  Stock Units,  Deferred  Stock,
Performance  Awards and Stock  Payments is 700,000  shares,  which  includes the
560,000 share increase for which stockholder approval is being sought under this

                                       21

proposal. After giving effect to the proposed amendment, approximately 2,389,398 shares would be available for grant under the Amended  Incentive  Plan, of which
567,500  shares would be available  for grant as  Restricted  Stock,  Restricted
Stock Units, Deferred Stock,  Performance Awards and Stock Payments. The Amended
Incentive  Plan  limits  the  number of Awards  that may be  granted  to any one individual  during  any  calendar  year to  400,000  shares  and the  amount  of performance awards is limited to $750,000 per employee during any calendar year.

     On March 16, 2004,  the average of the high and low price of a share of the
Company's Common Stock on the Nasdaq Stock Market was $24.94.

     The  shares  of Common  Stock  available  for  issuance  under the  Amended
Incentive  Plan may be  either  previously  authorized  and  unissued  shares or treasury shares. The Amended Incentive Plan provides for appropriate adjustments in the number and kind of shares  subject to the Amended  Incentive  Plan and to outstanding  Awards thereunder in the event of a stock split, stock dividend and certain other types of  transactions.  Available for future  issuance  under the
Plan are (i) shares  subject to expired,  exchanged  or canceled  Options;  (ii)
shares  subject to  restricted  stock or other Awards which are forfeited by the
Participant or repurchased by the Company;  (iii) shares subject to Awards which terminate  without  payment  being  made;  and  (iv)  shares  delivered  by  the
Participant or withheld by the Company upon exercise or purchase of any Award in payment  of the  exercise  or  purchase  price  of  such  Award  or any  related tax-withholding obligation.

     Administration

     The Amended  Incentive Plan is generally  administered by the  Compensation
Committee,  consisting  of at  least  two  members  of the  Board  who are  both
"non-employee"  directors  for  purposes of Rule 16b-3 of the  Exchange  Act and
"outside  directors"  under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").  However, with respect to grants under the Amended Incentive Plan to independent directors,  the Board as a whole shall administer the Amended Incentive Plan. The Compensation Committee,  however, has the power to delegate authority for administration of the Plan as to Awards made to certain  employees to a committee  comprised of one or more of the  Company's
executive  officers.   The  Committee,   the  subcommittee  and  the  Board  are
collectively referred to as the "Administrator" herein.

     The  Administrator  is  authorized to determine  the  individuals  who will receive Awards (the  "Participants"),  when they will receive Awards, the number of shares to be subject to each Award, whether Options are to be incentive stock options or  non-qualified  stock  options  and whether an Award is to qualify as performance-based  compensation  as  described  in Section  162(m)(4)(C)  of the
Internal Revenue Code; the price of the Awards granted,  payment terms,  payment method,  vesting requirements,  including any specific performance goals and any
Performance   Criteria  (as  defined)  to  be  used,  any  vesting  acceleration provisions and the expiration date applicable to each Award.  The  Administrator
is  also  authorized  to  adopt,   amend  and  rescind  rules  relating  to  the
administration of the Amended Incentive Plan.

     Eligibility

     Awards under the Amended  Incentive Plan may be granted to employees of the
Company or any of its present or future subsidiaries, consultants to the Company and  Independent  Directors.  More than one Award may be granted to an employee, consultant  or  Independent  Director.  As of  March  16,  2004,  six  executive
officers,   five  non-employee  Board  members  and  approximately  1,700  other employees and consultants were eligible to participate in the Amended  Incentive
Plan.

     Awards Under the Amended Incentive Plan

     The Amended  Incentive  Plan  provides that the Committee may grant options
(both incentive stock options  ("ISOs") within the meaning of Section 422 of the
Internal Revenue Code and options that do not qualify as incentive stock options within the  meaning of  Section  422 of the  Internal  Revenue  Code  ("NSOs" or
"non-qualified  options")  and  restricted  stock.  Each Award grant will be set forth in both a notice of grant and option  agreement with the person  receiving the Award and will indicate the type, terms and conditions of the Award.

                                       22

     For purposes of the Amended  Incentive Plan,  "fair market value" means the average of the high and low  selling  prices of a share of Common  Stock as of a given date.

     Nonqualified  Stock  Options.  Nonqualified  Stock Options  provide for the right to purchase  Common Stock at a specified  price which may not be less than
85% of the fair market value of the Company's common stock on the date of grant, and usually will become  exercisable (in the discretion of the Committee) in one or more installments  after the grant date. NSOs may be granted for any term not exceeding ten years after the grant date, as specified by the Committee.

     Incentive Stock Options.  Incentive Stock Options ("ISOs") will be designed to comply with the  provisions of the Internal  Revenue Code and will be subject to certain  restrictions  contained in the  Internal  Revenue  Code.  Among such restrictions,  ISOs must have an  exercise  price not less than the fair  market value of a share of Common  Stock on the date of grant,  may only be  granted to employees,  must  expire  within  a  specified  period  of  time  following  the optionee's  termination  of employment,  and must be exercised  within ten years after the date of grant;  but may be  subsequently  modified to disqualify  them from  treatment as ISOs. In the case of an ISO granted to an individual who owns
(or is deemed to own) at least 10% of the  total  combined  voting  power of all classes of stock of the Company,  the Amended  Incentive  Plan provides that the exercise  price  must be at least  110% of the fair  market  value of a share of
Common  Stock on the date of grant  and the ISO must  expire  no later  than the fifth  anniversary  of the date of its grant.  The  aggregate  fair market value
(determined  at the time of grant) of shares  with  respect  to which an ISO (as defined herein) is first  exercisable by an optionee (i.e.,  "vests") during any calendar year cannot exceed $100,000.

     Automatic Grant of Options to Independent Directors.  The Amended Incentive
Plan provides for automatic grants to Independent  Directors of NSOs to purchase
10,000 shares  (which  includes the 3,000 share  increase for which  stockholder approval is being sought under this proposal) on the date of each annual meeting of stockholders (1) at which the Independent  Director is reelected to the Board and (2) at which the Independent Director is elected to the Board, provided such person has served as an Independent  Director for at least 6 months prior to the annual  meeting of  stockholders.  Additionally,  during the term of the Amended
Incentive  Plan,  the Plan  automatically  grants to any person who is initially elected or appointed  to the Board after May 22, 2002 and who is an  Independent
Director  at the time of such  initial  election  or  appointment  an  option to purchase  25,000  shares on the date of such  initial  election or  appointment.
Options  automatically  granted to Independent  Directors have an exercise price equal to the fair  market  value of the  Company's  common  stock on the date of grant,  and vest in equal  annual  installments  of 25% from the date of  grant, subject to accelerated  vesting upon the happening of certain  events  including any change in control or corporate  transactions  (as defined).  The Independent
Director  shall have until the earlier of (i) ten years  following  option grant date or (ii) 12 months following  cessation of Board Service, to exercise his or her vested  options The Board may also grant  options to  Independent  Directors from time to time, on such terms as the Board deems appropriate.

     Restricted Stock and Restricted  Stock Units.  Restricted stock may be sold to  Participants at various prices or granted in connection with the performance of services  and made  subject to such  conditions  and  restrictions  as may be determined by the Administrator. Restricted stock, typically, may be repurchased by  the  Company  at  the  original  purchase  price  or  otherwise  subject  to forfeiture,  if the conditions or  restrictions  are not met.  Restricted  stock units are  granted in  connection  with the  performance  of  services  and made subject  to  such  conditions  and  restrictions  as  may be  determined  by the
Administrator.   Restricted  stock  units  are  subject  to  forfeiture  if  the conditions  or  restrictions  are not met.  In  general,  restricted  stock  and
restricted   stock  units  may  not  be  sold,  or  otherwise   transferred   or
hypothecated,   until  all  restrictions  are  removed  or  expire.  Holders  of restricted stock will have voting rights and will receive dividends prior to the time the restrictions lapse.  Holders of restricted stock units,  however,  will not have voting rights nor have other rights as a stockholder,  unless otherwise provided by the Administrator.

     To the extent that the Administrator  determines that it is desirable for a grant of restricted  stock or restricted  stock units to qualify as "performance based"  compensation  under Internal Revenue Code Section 162(m),  such grant of shall be subject to vesting only upon attainment of performance goals, which are pre-established by the Administrator based on the Performance Criteria set forth in the Amended Incentive Plan.

                                       23

     Stock  Appreciation  Rights.  A Stock  Appreciation  Right  ("SAR")  may be
granted in connection and  simultaneously  with the grant of an option,  or with respect to a  previously  granted  option,  or  independent  of an  option.  The
Administrator  determines  the terms and  conditions of an SAR. A coupled SAR is related to a particular option, is granted for no more than the number of shares subject to the  simultaneously or previously  granted option, and is exercisable only when and to the  extent  that the  Participant  may  exercise  the  related option. An independent SAR is unrelated to any option,  and has terms (including the number of shares of common stock covered and the vesting  installments) that are set by the Administrator. Payment for SARs may be in cash, common stock or a combination of both, as determined by the Administrator.

     Deferred Stock.  Deferred stock may be awarded to  Participants,  typically without payment of consideration, but subject to vesting conditions based upon a vesting  schedule or  performance  criteria  established  by the  Administrator.
Unlike  restricted  stock,  deferred stock will not be issued until the deferred stock award has vested,  and recipients of deferred stock generally will have no voting  or  dividend  rights  prior  to the  time  the  vesting  conditions  are satisfied.

     Performance  Awards.  The value of a Performance Award may be linked either to the Performance  Criteria  specified in the Amended  Incentive Plan or to any other  performance  criteria  determined  appropriate by the  Administrator.  In making such determinations,  the Administrator  considers,  among other factors,
the  Participant's   contributions,   responsibilities  and  other  compensation
received.  The maximum  amount of cash bonuses that may be paid as a Performance
Award is limited to $750,000 per calendar year per person.

     Dividend  Equivalents.  Dividend  Equivalents  are  based  on the  dividend declared on the Company's  common stock and are credited as of dividend  payment dates, as specified in the Amended Incentive Plan. Such Dividend Equivalents are
converted to cash or  additional  shares of the  Company's  common stock by such formula,  at such time and subject to such  limitations  as may be determined by the Administrator.

     Stock Payments.  The number of shares for Stock Payments  awarded under the
Amended  Incentive Plan is determined by the  Administrator and may be linked to the market  value,  book  value,  net  profits or other  measure of the value of common stock or other specific Performance Criteria determined to be appropriate by the Administrator.

     Performance  Criteria.  The performance  goal upon which awards intended to qualify as  performance-based  compensation under Section 162(m) of the Code may be  based  upon any of the  following  business  criteria  with  respect  to the
Company,  any  subsidiary  or any division or  operating  unit  thereof,  as the
Administrator may determine:  (1) net income;  (2) pre-tax income; (3) operating income;  (4) cash flow; (5) earnings per share; (6) return on equity; (7) return on invested  capital or assets;  (8) cost reductions or savings;  (9) funds from operations;  (10) appreciation in the fair market value of Common Stock; or (11)
earnings before any one or more of interest, taxes, depreciation or amortization
(the "Performance Criteria").

         Payment for Shares

     The exercise  price for all options may be paid in full in cash at the time of exercise,  or if permitted by the Committee in its discretion (1) by delay in payment  for up to 30  days,  (2) by  delivery  of  Common  Stock  owned  by the
Participant for at least six months,  or the surrender of shares of common stock then  issuable  upon  exercise of the option,  in each case having a fair market value  on the date of  exercise  equal to the  aggregate  exercise  price of the exercised option;  (3) by a full recourse  promissory note bearing interest at a market  rate of  interest;  (4) by an  irrevocable  instruction  to a broker  to exercise the option and deliver to the Company sale or loan  proceeds to pay for all of the  Common  Stock  acquired  by  exercising  the  options  and  any  tax withholding  obligations resulting from such exercise,  (5) by delivery of other property of any kind which constitutes good and valuable  consideration,  or (6)
any  combination  of the  foregoing.  In the  discretion  of the  Administrator, restricted  stock awards may be made for a purchase price or in consideration of performance of prior services for the Company or any subsidiary.

                                       24

     Amendment and Termination

     The Administrator may terminate the Amended Incentive Plan at any time. The
Administrator  may also amend the Plan  wholly or in part at any time,  however, the board of directors must obtain stockholder approval in order to (i) increase the number of shares of common stock  subject to the Amended  Incentive  Plan or the  maximum  number  of  shares of common  stock  which may be  awarded  to any individual during any calendar year, except for any increase or other change due to stock dividends, split-ups, consolidations, recapitalizations, reorganization or like  events;  or (ii)  amend the  Amended  Incentive  Plan in a manner  that requires  stockholder  approval under applicable law.  Amendments of the Amended
Incentive  Plan will not,  without the consent of the  Participant,  affect such person's  rights  under an Award  previously  granted,  unless the Award  itself otherwise expressly so provides.

     No Awards may be granted under the Amended  Incentive  Plan after  February
24, 2014,  which includes the extension of the termination  date of the Plan for which  stockholder  approval is being sought under this proposal.  The Board may terminate the Amended Incentive Plan at any time prior to such date with respect to the shares that are not then  subject to Awards.  Termination  of the Amended
Incentive  Plan will not affect the rights and  obligations  of any  Participant with respect to Awards granted before termination.

     Terms of Awards

     The dates on which options or other Awards under the Amended Incentive Plan first  become  exercisable  and on  which  they  expire  will  be set  forth  in individual  Award notices and agreements  setting forth the terms of the Awards.
These  Agreements  generally  will provide that options and other Awards  expire upon termination of the Participant's employment, although the Administrator may provide that such options or other Awards continue to be exercisable following a termination,  or because  of the  grantee's  retirement,  death,  disability  or otherwise.  Similarly, restricted stock granted under the Amended Incentive Plan which has not vested  generally  will be subject to repurchase by the Company in the event of the grantee's termination of employment, although the Administrator may make exceptions, based on the reason for termination, or on other factors.

     In the event of certain  stated events in the Amended  Incentive Plan which may affect the Company, such as merger, consolidation,  liquidation, dissolution or sale of all or substantially all the assets of the Company, the Administrator in its sole discretion may take certain actions with respect to Awards under the
Amended  Incentive Plan,  including  acceleration of the  exercisability  of any options or the vesting in any restrictions on restricted  stock, the purchase of outstanding  Awards, the substitution,  assumption or replacement of any awards,
and  other  similar  adjustments  to  facilitate  any  such  transactions.   The
Administrator  may also provide  that all Awards  shall cease to be  outstanding following such events.

     In  consideration of the granting of a stock option or shares of restricted stock, the Participant must agree in the written agreement  embodying such Award to remain in the employ of or to  continue to be of service to, the Company or a subsidiary.  No Award  under  the  Amended  Incentive  Plan may be  assigned  or transferred  by the  Participant,  except  by  will  or the  laws  of  intestate succession,  or, with the consent of the  Administrator,  pursuant to a Domestic
Relations  Order  or to  certain  family  member  trusts  without  consideration therefore.

     Miscellaneous Provisions

     In the event that the outstanding shares of Common Stock of the Company are changed  into or exchanged  for a different  number or kind of shares of capital stock or other  securities  of the Company by reason of merger,  reorganization, consolidation,  recapitalization,  reclassification,  stock split, reverse stock split, stock dividend,  combination of shares, or otherwise, the number and kind of shares  covered by the Amended  Incentive  Plan, the maximum number of shares that may be granted  during  any  calendar  year,  the number and kind of shares covered by, and the exercise or purchase price of, each  outstanding  option and other  award,  and other  limitations  on shares  applicable  under the  Amended
Incentive Plan, shall be proportionately adjusted.

                                       25

     New Plan Benefits

     Under the Amended Incentive Plan, non-employee directors will automatically be granted 10,000 instead of 7,000 shares  annually,  commencing  with this 2004 annual  meeting,  at an exercise  price  equal to the fair  market  value of the
Common Stock on the date of grant.

     Certain Federal Income Tax Consequences

     The federal  income tax  consequences  of the Amended  Incentive Plan under current  federal income tax law are summarized in the following  discussion that deals with the general tax principles  applicable to the Amended Incentive Plan, and is intended for general information only. In addition,  the tax consequences described below are subject to the limitations of Internal  Revenue Code Section
162(m), as discussed in further detail below.  Alternative minimum tax and other federal taxes and foreign,  state and local income taxes are not discussed,  and may vary depending on individual circumstances and from locality to locality.

     Nonqualified Stock Options. For federal income tax purposes,  the recipient of NSOs granted  under the Amended  Incentive  Plan will not  recognize  taxable income  upon the grant of the option,  nor will the Company  then be entitled to any deduction.  Generally, upon exercise of NSOs, at the time of transfer of the stock,  the optionee will  recognize  ordinary  income,  and the Company will be entitled to a  deduction,  in an amount  equal to the fair  market  value of the stock at the date of transfer, less the option exercise price.

     Incentive Stock Options.  An optionee  generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market  value of the stock at the time of  transfer  exceeds the option exercise price will be an "item of tax adjustment" for the optionee.  Generally, upon the sale or other taxable  disposition  of the stock acquired upon exercise of an ISO, the optionee  will  recognize  income  taxable as capital gains in an amount  equal to the  excess,  if any,  of the amount  realized  in such sale or
disposition  over  the  option  exercise  price,   provided  that  the  sale  or
disposition  of the stock  does not occur  within  either (a) two years from the date of grant of the ISO or (b) one year after the date of transfer of the stock upon exercise.  If the stock is sold or otherwise  disposed of before the end of the one-year and two-year periods specified above, the excess of the fair market value of the stock on the date of transfer generally will be taxable as ordinary income;  the balance of the amount  realized from such sale or  disposition,  if any,  generally  will be taxed as capital gain. If the stock is sold or disposed of before the  expiration  of the one-year  and two-year  periods and the amount realized  is less  than  the fair  market  value  of the  shares  at the date of transfer,  the optionee's ordinary income generally is limited to the excess, if any, of the amount  realized in such  transfer  over the option  exercise  price paid. The Company (or other employer corporation)  generally will be entitled to a tax  deduction  with  respect to an ISO only to the extent  the  optionee  has ordinary income upon sale or other disposition of the stock.

     An Option will only qualify as an ISO to the extent that the aggregate fair market value of the shares with respect to which the Option becomes  exercisable for the first time in any calendar year is equal to or less than  $100,000.  For purposes of this rule, the fair market value of shares shall be determined as of the date the  Option is  granted.  To the  extent an Option is  exercisable  for shares in excess of this $100,000 limitation, the excess shares shall be taxable under the rules for "Nonqualified Stock Options," described above.

     Restricted Stock. A Participant to whom restricted stock is issued will not generally  recognize  taxable income upon issuance or purchase of the restricted stock,  and the Company  generally  will not then be  entitled  to a  deduction, unless an election is made by the Participant  with respect to restricted  stock under Section 83(b) of the Internal Revenue Code. However,  when restrictions on shares of restricted stock lapse,  such that the shares are no longer subject to a substantial risk of forfeiture or are transferable,  the Participant generally will recognize  ordinary income, and the Company generally will be entitled to a deduction,  in an amount  equal to the  excess of the fair  market  value of the shares at the date such restrictions  lapse over the purchase price. If a timely election is made under  Section  83(b) with  respect to  restricted  stock,  the
Participant  generally will recognize ordinary income on the date of issuance or purchase  of the  restricted  stock,  equal to the  excess,  if any, of the fair market value of the shares at that date over the purchase price, and the Company will be entitled to a deduction for the same amount.

                                       26

     Restricted  Stock Units and Deferred  Stock. No taxable income is generally recognized  by the  Participant  upon the  award of  restricted  stock  units or deferred stock.  When restricted  stock units vest, and the Company's shares are issued to the  Participant,  the Participant  generally will recognize  ordinary income,  and the Company  generally  will be entitled  to a  deduction,  for the amount  equal to the fair  market  value of the shares at the date of  issuance.
When  deferred  stock vests and is issued to the  Participant,  the  Participant generally  will  realize  ordinary  income  and the  Company  generally  will be entitled  to a  deduction  in an amount  equal to the fair  market  value of the shares at the date of  issuance.  The  Internal  Revenue  Code does not permit a
Section 83(b)  election to be made with respect to deferred  stock or restricted stock units.

     Stock Appreciation Rights. No taxable income is generally recognized by the
Participant  upon the receipt of an SAR,  but upon  exercise of the SAR the fair market value of the stock (or cash in lieu of stock) received  generally will be taxable as ordinary income to the Participant in the year of such exercise.  The
Company  generally will be entitled to a  compensation  deduction for the amount that the Participant recognizes as ordinary income.

     Dividend  Equivalents.  A recipient of a dividend equivalent award will not realize  taxable  income  at the  time of  grant,  and the  Company  will not be entitled to a deduction at that time.  When a dividend  equivalent is paid,  the
Participant will recognize  ordinary income, and the Company will be entitled to a corresponding deduction.

     Performance  Awards. A Participant who has been granted a performance award will not realize  taxable income at the time of grant,  and the Company will not be entitled to a deduction at that time. When an award is paid,  whether in cash or stock,  the  Participant  will have ordinary income (in the case of stock, in the  amount of the fair  market  value of the  stock)  and the  Company  will be entitled to a corresponding deduction.

     Stock  Payments.  A Participant who receives a stock payment will recognize ordinary income when the stock payment is made equal to the fair market value of the stock, and the Company will have a deduction in the same amount.

     Section 162(m).  Under Internal  Revenue Code Section  162(m),  in general, income tax deductions of publicly-traded  companies may be limited to the extent total compensation  (including base salary, annual bonus, stock option exercises and nonqualified  benefits) for certain executive officers exceeds $1 million in any one taxable year.  However,  under Internal Revenue Code Section 162(m), the deduction  limit  does not  apply to  certain  "performance-based"  compensation established by an independent  compensation  committee which conforms to certain restrictive  conditions  stated  under the  Internal  Revenue  Code and  related regulations. The Amended Incentive Plan has been structured with the intent that
Awards granted under the Amended  Incentive Plan may meet the  requirements  for
"performance-based"  compensation and Internal  Revenue Code Section 162(m).  To the extent granted at a fair market value exercise price,  options granted under the Amended Incentive Plan are intended to qualify as "performance-based"  under
Section 162(m) of the Internal  Revenue Code.  Restricted Stock and other awards granted  under the Amended  Incentive  Plan may  qualify as  "performance-based"
under  Internal  Revenue  Code Section if such awards vest based solely upon the
Performance   Criteria  and  the  other   requirements   for   qualification  as
"performance-based" compensation are met.

     Required Vote for Approval and Recommendation of the Board of Directors

     The affirmative vote of a majority of the Company's voting stock present or represented  and entitled to vote at the Annual Meeting is required for approval of the Amended Incentive Plan.  Abstentions on this proposal will be counted for purposes of  determining  the total  number of shares that voted on the proposal and thus will have the effect of a vote against the proposal.  Broker  Non-Votes will not be deemed to be entitled to vote for  purposes of  determining  whether stockholder  approval of this proposal has been obtained and will have no effect on the outcome of this proposal.

     THE BOARD OF DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS  VOTE FOR APPROIVAL
OF THE AMENDED AND RESTATED 2002 INCENTIVE AWARD PLAN.

                                       27

                             AUDIT COMMITTEE REPORT

     The following is the report of the Audit  Committee with respect to FileNet
Corporation's audited financial statements for the year ended December 31, 2003, which include the consolidated  balance sheets of the Company as of December 31,
2003  and  2002,  and  the  related   consolidated   statements  of  operations,
stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2003, and the notes thereto.

     Review with Management.  The Audit Committee has reviewed and discussed the
Company's audited financial statements with management.

     Review and Discussions  with Independent  Accountants.  The Audit Committee
has  discussed   with  Deloitte  and  Touche  LLP,  the  Company's   independent
accountants,  the matters  required to be discussed by SAS 61  (Codification  of
Statements on Accounting  Standards) which includes,  among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit  Committee has also received  written  disclosures and the letter from Deloitte and Touche LLP required by  Independence  Standards Board Standard
No. 1 (which relates to the accountant's  independence  from the Company and its
related  entities) and  has  discussed   with  Deloitte  and  Touche  LLP  their
independence from the Company.

     Conclusion.  Based on the review and  discussions  referred  to above,  the
Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

     Submitted by the Audit Committee of the Company's Board of Directors:

                                                     John C. Savage
                                                     William P. Lyons
                                                     Roger S. Siboni

     Notwithstanding  anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities
Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes,  the preceding Audit Committee Report will not be  incorporated  by reference  into any of those prior  filings,  nor will such report be  incorporated by reference into any future filings made by the Company under those statutes.

     FEES BILLED TO THE COMPANY BY DELOITTE AND TOUCHE LLP DURING 2003

     The  following  table  summarizes  the  aggregate  fees  billed to  FileNet
Corporation  by its  independent  auditor,  "Deloitte and Touche LLP, the member
firms  of  Deloitte   Touche   Tohmatsu,   and  their   respective   affiliates"
(collectively, "Deloitte and Touche"):

         Fee Category
                                              2003             2002
         Audit Fees (a)...............      $544,341         $470,893

         Audit-Related Fees (b).......        46,407          109,068

         Tax Fees (c).................       160,264          260,045

         All Other Fees (d)...........        16,700                0
         Total .......................      $767,712         $840,006

                                       28

(a)  Fees for audit services billed in 2003 and 2002 consisted of:

     o    Audit of the Company's annual financial statements

     o    Reviews of the Company's quarterly financial statements

     o    Consents  and  other   services   related  to  Security  and  Exchange
          Commission ("SEC") matters

(b)  Fees for audit-related services billed in 2003 and 2002 consisted of:

     o    Audits and/or due diligence associated with mergers/acquisitions

     o    Financial accounting and reporting consultations

     o    Sarbanes-Oxley Act, Section 404 advisory services

     o    Employee benefit plan audits

(c)  Fees for tax services  billed in 2003 and 2002  consisted of tax compliance and tax planning and advice:

     o    Fees for tax compliance services totaled $160,064 and $260,045 in 2003 and 2002, respectively.

     o    Tax compliance services are services rendered based upon facts already in existence or transactions  that have already  occurred to document, compute,  and obtain government approval for amounts to be included in tax filings and consisted of:

          1.   Federal, state and local income tax return assistance

          2.   Assistance   with  tax  return   filings   in   certain   foreign
               jurisdictions

          3.   Research and  assistance  with executive  compensation  and other employment tax reporting issues

          4.   Requests for technical advice from taxing authorities

          5.   Assistance  with tax audits and  voluntary  disclosures  with tax authorities

          6.   Preparation of expatriate tax returns

(d)  Fees for all other services billed in 2003 consisted of permitted non-audit services, such as:

     o    Transfer price documentation for software license

     In  considering  the nature of the  services  provided  by the  independent auditor,  the Audit Committee  determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent  auditor and Company  management to determine that
they  are  permitted  under  the  rules  and  regulations   concerning   auditor
independence  promulgated by the U.S.  Securities and Exchange  Commission  (the
"SEC") to  implement  the  Sarbanes-Oxley  Act of 2002,  as well as the American
Institute of Certified Public Accountants.

Pre-Approval Policy

     The services performed by the independent auditor in 2003 were pre-approved in accordance with the pre-approval  policy and procedures  adopted by the Audit
Committee  on  May  1,  2003.  This  policy   describes  the  permitted   audit,
audit-related,   tax,  and  other  services   (collectively,   the   "Disclosure
Categories")  that the  independent  auditor may perform up to a  pre-determined dollar limit per project.  The policy  requires  that prior to the  beginning of each fiscal year, a description  of the material  services (the "Service  List")
expected to be performed by the  independent  auditor in each of the  Disclosure
Categories in the following  fiscal year be presented to the Audit Committee for approval.

     Any  requests  for  audit,  audit-related,  tax,  and  other  services  not contemplated  on the Service List or exceeding the  pre-determined  dollar limit per project must be submitted to the Audit  Committee for specific  pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly  scheduled  meetings.  However,  the authority to grant specific pre-approval between meetings, as necessary,  has been delegated to the
Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly  scheduled meeting of any services that were granted specific pre-approval.  On a quarterly basis,  the Audit Committee  reviews the status of services and fees incurred  year-to-date  against the original  Service List and the forecast of remaining services and fees for the fiscal year.

                                       29

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Deloitte and Touche LLP, the Company's  independent accountants for the year ended  December 31, 2003,  was selected by the Board of  Directors, upon recommendation of the Audit Committee,  to act in the same capacity for the year ending  December 31, 2004.  Neither the firm nor any of its members has any relationship  with the  Company  or any of its  affiliates  except in the firm's capacity as the Company's auditor.

     In the event that the stockholders do not approve the selection of Deloitte
and Touche  LLP,  the  appointment  of the  independent   accountants   will  be
reconsidered by the Board of Directors.  Even if the selection is ratified,  the
Board of Directors in its discretion  may direct the  appointment of a different independent  accounting  firm  at any  time  during  the  year if the  Board  of
Directors  believes  that such a change  would be in the best  interests  of the
Company and its stockholders.

     Representatives  of Deloitte  and Touche LLP are  expected to be present at the Annual Meeting and will have the  opportunity to make  statements if they so desire and respond to appropriate questions from the stockholders.

Stockholder Ratification

     The affirmative vote of a majority of the Company's voting stock present or represented  and  entitled  to  vote  at the  Annual  Meeting  is  required  for ratification  of the  appointment  of  Deloitte  and  Touche LLP to serve as the
Company's  independent  accounts for 2004.  Abstentions on this proposal will be counted for purposes of determining the total number of shares that voted on the proposal  and thus will have the effect of a vote against the  proposal.  Broker
Non-Votes  will not be deemed to be entitled to vote for purposes of determining whether stockholder approval of this proposal has been obtained and will have no effect on the outcome of this proposal.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF DELOITTE AND TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                  STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     It is currently  contemplated  that the  Company's  2005 Annual  Meeting of
Stockholders  will  be held  on or  about  May 11,  2005.  In the  event  that a stockholder  desires to have a proposal  considered for presentation at the 2005
Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection  with such  meeting,  the proposal must be forwarded in writing to the  Corporate  Secretary  of the  Company so that it is  received no
later  than  February  10,  2005.   Any  such  proposal  must  comply  with  the
requirements  of the  Company's  Bylaws  and Rule  14a-8  promulgated  under the
Exchange Act.

     If a stockholder,  rather than including a proposal in the Company's  proxy statement as discussed  above,  commences his or her own proxy  solicitation for the 2005 Annual  Meeting of  Stockholders  or seeks to nominate a candidate  for election or propose business for consideration at such meeting, the Company must receive  notice of such  proposal no later than February 10, 2005. If the notice is not received by such date, it will be considered untimely under the Company's
Bylaws, and the Company will have  discretionary  voting authority under proxies solicited  for the 2005  Annual  Meeting of  Stockholders  with  respect to such proposal, if presented at the meeting.

     Proposals and notices  should be directed to the attention of the Corporate
Secretary,  FileNet Corporation,  3565 Harbor Boulevard,  Costa Mesa, California
92626.

                                       30

                                  OTHER MATTERS

     As of the date of this Proxy Statement,  the Board of Directors knows of no other matters that may be presented  for  consideration  at the Annual  Meeting.
However,  if any other matter is presented properly for consideration and action at the  Annual  Meeting,  or any  adjournment  or  postponement  thereof,  it is intended that the Proxies will be voted with respect  thereto in accordance with the best judgment and in the discretion of the proxy holders.

April 1, 2004

                                      By Order of the Board of Directors,

                                      /s/ Katharina M. Mueller

                                      Katharina M. Mueller
                                      Secretary

                                       31

                                                                      APPENDIX A

                         AMENDED AUDIT COMMITTEE CHARTER

                               FileNet Corporation
                      (approved and adopted July 21, 2003)

Purpose

     The Audit Committee (the  "Committee")  assists the Board of Directors (the
"Board") of FileNet  Corporation  (the  "Company") in  fulfilling  its oversight responsibilities  regarding  the  Company's  accounting  and system of  internal controls,  the quality and integrity of the  Company's  financial  reports,  the independence and performance of the Company's outside auditor, and compliance by the Company with legal and regulatory  requirements.  In so doing, the Committee should  endeavor to maintain  free and open means of  communication  between and among the members of the Committee, with other members of the Board, the outside auditor and the financial management of the Company.

     In the exercise of its  oversight  responsibilities,  it is not the duty of the  Committee  to plan or conduct  audits or to  determine  that the  Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles
and  applicable  rules  and  regulations.   Instead,   such  duties  remain  the
responsibility of management and the outside auditor.  Nothing contained in this charter is intended to alter or impair the operation of the  "business  judgment rule" as interpreted by the courts under the Delaware  General  Corporation Law.
Further,  nothing  contained  in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging  their  responsibilities,  on the records of the Company and on other information presented to the Committee, the Board or the Company by its officers or employees or by outside experts such at the outside auditor.

Membership

     The Committee shall consist of three independent  members of the Board. The members and the Chair shall be  appointed by action of the Board and shall serve at the  discretion  of the  Board.  Each  Committee  member  shall  satisfy  the
"independence"  requirements,  and applicable  laws and  regulations  concerning independence  such as those  of the  Securities  and  Exchange  Commission  (the
"Commission") and of The NASDAQ Stock Market ("NASDAQ") set forth below:

     1.  Committee  members  will have no  relationship  to the Company that may interfere  with the  exercise  of their  independence  from  management  and the company.

     2. Each Committee  member must meet all applicable  experience or financial knowledge  requirements  at the time of appointment or during the period of time after his or her  appointment to the Committee  permitted by applicable laws and regulations.

     3. At least one Committee  member must meet the standards for knowledge and experience  required  to  be  designated  as  the  financial  expert  under  the
Commission's rules and the rules of the NASDAQ.

Committee Organization and Procedures

     1. The Chair (or in his or her absence,  a member  designated by the Chair)
shall preside at all meetings of the Committee.

                                       32

     2. The  Committee  shall have the  authority to establish its own rules and procedures  consistent  with the bylaws of the Company for notice and conduct of its meetings,  should the Committee, in its discretion,  deem it desirable to do
so.

     3. The  Committee  shall meet at least four times in each fiscal year,  and more frequently as the Committee in its discretion deems desirable.

     4. The Committee may, in its discretion, include in its meetings members of the Company's financial management,  representatives of the outside auditor, the senior internal audit manager and other financial personnel employed or retained by the Company.  The Committee  may meet with the outside  auditor or the senior internal  audit  manager in separate  executive  sessions to discuss any matters that the Committee believes should be addressed privately,  without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

     5. The  Committee  may,  in its  discretion,  utilize  the  services of the
Company's  regular  corporate legal counsel with respect to legal matters or, at its discretion,  retain independent counsel and other advisors, as it determines necessary to carry out its duties.  The Company  shall  provide for  appropriate funding,  as determined by the  Committee,  for payment of  compensation  to the independent  auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

Responsibilities

     Outside Auditor

     1. The outside  auditor shall be directly  responsible to the Committee and ultimately  accountable  to the Committee  and the Board in connection  with the audit of the Company's annual financial statements and related services. In this regard,  the  Committee  shall  have the  sole  authority  for the  appointment, compensation,  retention  and  oversight  of the work of any  registered  public accounting  firm engaged for the purpose of preparing or issuing an audit report or  performing  other audit,  review or attest  services  for the  Company.  The
Committee's  appointment  of  the  outside  auditor  shall  remain  subject,  if applicable,  to stockholder approval.  The outside auditor shall report directly to the Committee.

     2. The Committee shall  pre-approve  all auditing  services and permissible non-audit  services  and the fees and  terms of the  engagement  of the  outside auditor.  The  Committee  may  form  and  delegate  authority  to  subcommittees consisting of one or more members when  appropriate,  including the authority to grant  preapprovals of audit and permitted  non--audit  services,  provided that decisions of such  subcommittees to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     3. The Committee shall receive from the outside auditor, at least annually, a written statement  delineating all  relationships  between the outside auditor and the Company,  consistent with  Independence  Standards Board Standard No. 1.
The Committee  shall actively engage in a dialogue with the outside auditor with respect to any  disclosed  relationships  or services  that,  in the view of the
Committee,  may impact the objectivity and  independence of the outside auditor.
If the Committee  determines  that further  inquiry is advisable,  the Committee shall take any appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

     4. The  Committee,  with the Board,  shall  evaluate  the  performance  and independence  of the  independent  auditor  and, if so  determined  in the Audit
Committee's sole authority, replace the independent auditor.

     Annual Audit

     5. The Committee  shall meet with the outside auditor and management of the
Company in connection  with each annual audit to discuss the scope of the audit, staffing and the procedures to be followed.

                                       33

     6. The Committee shall meet with the outside  auditor and management  prior to the public release of the financial  results of operations for the year under audit and discuss with the outside  auditor any matters  within the scope of the pending audit that have not yet been completed.

     7.  The  Committee  shall  review(1)  and  discuss  the  audited  financial statements with the management of the Company.

     8. The  Committee  shall  discuss  with the  outside  auditor  the  matters required to be discussed by  Statement on Auditing  Standards  No. 61 as then in effect  including,  among  others,  (i)  the  methods  used to  account  for any significant unusual transactions  reflected in the audited financial statements;
(ii) the effect of  significant  accounting  policies  in any  controversial  or emerging  areas  for  which  there  is a lack  of  authoritative  guidance  or a consensus  to be  followed  by the outside  auditor;  (iii) the process  used by management in formulating  particularly  sensitive  accounting estimates and the basis  for the  auditor's  conclusions  regarding  the  reasonableness  of those estimates;  and (iv) any  disagreements  with management over the application of accounting  principles,  the basis for management's  accounting estimates or the disclosures in the financial statements.

     9. The Committee shall, based on the review and discussions in paragraphs 6 and 7 above,  and based on the  disclosures  received  from the outside  auditor regarding its  independence  and  discussions  with the auditor  regarding  such independence  in paragraph 3 above,  recommend to the Board  whether the audited financial  statements  should be included in the Company's Annual Report on Form
10-K for the fiscal year subject to the audit.

     Quarterly Review

     10. The  Committee  shall  participate  in a  discussion  with the  outside auditor and  management of the Company's  financial  results prior to the public release of quarterly earnings.  The Chair may represent the entire Committee for purposes of this discussion.

     11. The Committee shall discuss with management and the outside auditor the results of the outside  auditor's  quarterly  review and  significant  financial reporting  issues and judgments made in connection  with the  preparation of the company's  financial  statements,  including  any  significant  changes  in  the selection  or  application  of  accounting  principles,  changes  in  management judgments or accounting estimates,  disagreements with management and any issues regarding the adequacy of the Company's  disclosure  controls and  procedures or controls over financial  reporting and other issues arising from the disclosures required  by the CEO and  CFO  certification  process  or any  material  written communications between the outside auditor and management Internal Controls.

     Internal Controls

     12. The  Committee shall  discuss  with the outside  auditor and the senior internal audit manager,  at least quarterly,  the adequacy and  effectiveness of the  disclosure  controls and  procedures  and internal  control over  financial reporting of the  Company,  any major  financial  risk  exposures  and the steps management  has taken to monitor  and  control  such  exposure  and any  changes thereto  that have or are  reasonably  likely to  materially  affect  them,  and consider  any  recommendations  for  improvement  of such  internal  control and reporting procedures.

     13.  The  Committee  shall  discuss  with  the  outside  auditor  and  with management any management  letter  provided by the outside auditor and any other significant  matters  brought to the  attention of the  Committee by the outside auditor as a
_________________________
(1)  Auditing literature,  particularly  Statement  of  Accounting Standards No.
     71,  defines  the term  "review"  to include a  particular  set of required procedures to be undertaken by independent accountants.  The members of the
     Audit Committee are not independent  accountants,  and the term "review" as used in this Audit Committee  charter is not intended to have this meaning.
     Consistent  with footnote 47 of SEC Release No.  34-42266,  any use in this
     Audit  Committee  Charter of the term "review" should not be interpreted to suggest  that the  Committee  members can or should  follow the  procedures required of auditors performing reviews of interim financial statements.

                                       34

result of its  quarterly  reviews or annual audit.  The  Committee  should allow management  adequate  time to consider  any such  matters  raised by the outside auditor.

     Internal Audit

     14. The Committee shall discuss at least annually with the outside auditor,
CFO and senior internal audit manager the, responsibilities,  budget, activities and  organizational  structure of the Company's  internal audit function and the qualifications of the primary personnel performing such function.

     15.  Management  shall furnish to the Committee a copy of each audit report prepared by the senior internal audit manager of the Company.

     16. The Committee shall, at its discretion, meet in executive  session with the senior internal audit manager to discuss any reports  prepared by him or her or any other  matters  brought to the  attention of the  Committee by the senior internal auditor manager.

     17. The senior internal audit manager shall be granted unfettered access to the Committee.

     Compliance Oversight Responsibilities

     18. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding  accounting,  internal
accounting   controls  or  auditing  matters,   including   procedures  for  the
confidential,  anonymous  submission  by  employees  of the  Company of concerns regarding questionable accounting or auditing matters.

     19. The Committee  must review and approve all  related-party  transactions and any waivers of the Code of Conduct for directors or officers of the Company.

     20. The  Committee  shall obtain and discuss  reports from  management, the senior internal audit manager and the outside auditor  regarding the Company and its subsidiaries conformity with applicable legal requirements and the Company's
Code of  Conduct,  and  advise  the  Board  regarding  compliance  policies  and procedures and the Company's Code of Conduct and related policies.

     21. The Committee shall discuss with management and the outside auditor any correspondence  or inquiries from government  agencies or regulators which raise significant  issues regarding the Company's  financial  statements or accounting and control policies or practices.

     22. The Committee shall discuss with the  Company's  general  counsel legal matters that may have a significant  impact on the  financial  statements or the
Company's compliance policies.

     Other Responsibilities

     23. The  Committee  shall review and reassess  the  Committee's  charter at least  annually  and  submit  any  recommended  changes  to the  Board  for  its consideration.

     24. The Committee  shall  provide the report for inclusion in the Company's
Annual Proxy Statement  required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

     25. The Committee,  through its Chair,  shall regularly report to the Board regarding the Committee's actions and recommendations, if any.

                                       35

                                                                      APPENDIX B

                              AMENDED AND RESTATED

                            2002 INCENTIVE AWARD PLAN

                                       OF

                               FILENET CORPORATION

     FileNet Corporation,  a Delaware  corporation (the "Company"),  has adopted the Amended and Restated 2002 Incentive Award Plan of FileNet Corporation,  (the
"Restated  Plan"),  for the benefit of its eligible  employees,  consultants and directors.  The  Company  originally  adopted the 2002  Incentive  Award Plan of
FileNet  Corporation  effective  May 22,  2002.  This  Restated  Plan amends and restates the original plan effective as of May 7, 2004.

     The purposes of the Restated Plan are as follows:

     (1) To provide an  additional  incentive for  directors,  key Employees and
Consultants (as such terms are defined below) to further the growth, development and  financial  success of the  Company by  personally  benefiting  through  the
ownership  of  Company  stock  and/or  rights  which   recognize   such  growth,
development and financial success.

     (2) To enable the Company to obtain and retain the  services of  directors, key Employees and Consultants  considered essential to the long range success of the Company by offering them an  opportunity  to own stock in the Company and/or rights which will reflect the growth,  development and financial  success of the
Company.

                                   ARTICLE I.

                                   DEFINITIONS

     Wherever the following  terms are used in the Restated Plan they shall have the meanings  specified below,  unless the context clearly indicates  otherwise.
The singular pronoun shall include the plural where the context so indicates.

     1.1.  "Administrator"  shall  mean the entity  that  conducts  the  general administration  of the Restated Plan as provided  herein.  With reference to the administration  of  the  Restated  Plan  with  respect  to  Options  granted  to
Independent  Directors,  the term "Administrator" shall refer to the Board. With reference to the  administration  of the Restated Plan with respect to any other
Award, the term "Administrator"  shall refer to the Committee,  unless the Board has assumed the authority for  administration  of the Restated Plan generally as provided  in Section  10.1 or the  Committee  has  delegated  its  authority  to administer  the  Restated  Plan as provided  in Section  10.5,  in which  events
"Administrator"  shall refer to the Board or such  delegated  sub-committee,  as applicable.

     1.2.  "Award" shall mean an Option, a Restricted Stock award, a Performance
Award,  a Dividend  Equivalents  award,  a Deferred Stock award, a Stock Payment award or a Stock  Appreciation  Right which may be awarded or granted  under the
Restated Plan (collectively, "Awards").

     1.3.  "Award  Agreement"  shall  mean a written  agreement  executed  by an authorized officer of the Company and the Holder, which shall contain such terms and conditions with respect to an Award as the  Administrator  shall  determine, consistent with the Restated Plan.

                                       36

     1.4.  "Award Limit" shall mean 400,000 shares of Common Stock,  as adjusted pursuant  to Section  11.3;  provided,  however,  that  solely  with  respect to
Performance  Awards granted  pursuant to Section 8.2(b),  Award Limit shall mean
Seven Hundred Fifty Thousand Dollars ($750,000).

     1.5. "Board" shall mean the Board of Directors of the Company.

     1.6. "Change in Control" shall mean a change in ownership or control of the
Company effected through any of the following transactions:

          (a) Any person or related group of persons  (other than the Company or a person that, prior to such transaction,  directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial  ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's  stockholders which the Board does not recommend such stockholders accept; or

          (b) There is a change in the composition of the Board over a period of
     36  consecutive  months (or less) such that a majority of the Board members
     (rounded up to the nearest whole number)  ceases,  by reason of one or more proxy  contests  for the  election of Board  members,  to be  comprised  of individuals who either (i) have been Board members  continuously  since the beginning  of such  period,  or (ii) have been  elected  or  nominated  for election as Board members  during such period by at least a majority of the
     Board members  described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (c) Any person is or becomes the beneficial owner of securities of the
     Company  representing  10% or  more of the  combined  voting  power  of the
     Company's  then  outstanding  securities  and (i) the identity of the Chief
     Executive  Officer of the Company is changed during the period beginning 60 days before the attainment of the 10%  beneficial  ownership and ending two years  thereafter,  or (ii) individuals  constituting at least one-third of the members of the Board at the  beginning  of such period  shall leave the
     Board during the period  beginning 60 days before the attainment of the 10%
     beneficial ownership and ending two years thereafter.

     1.7. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.8.  "Committee"  shall mean the  Compensation  Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section
10.1.

     1.9. "Common Stock"  shall mean the common stock of the Company,  par value
$0.01 per share.

     1.10. "Company" shall mean FileNet Corporation, a Delaware corporation.

     1.11. "Consultant" shall mean any consultant or adviser if:

          (a) The  consultant  or  adviser  renders  bona fide  services  to the
     Company;

          (b) The  services  rendered  by the  consultant  or adviser are not in connection  with  the  offer  or sale of  securities  in a  capital-raising transaction and do not directly or indirectly  promote or maintain a market for the Company's securities; and

          (c) The  consultant or adviser is a natural  person who has contracted directly with the Company to render such services.

                                       37

     1.12. "Corporate Transaction" shall mean:

          (a) The  stockholders of the Company approve a merger or consolidation of the Company with any other  corporation (or other entity),  other than a merger or consolidation  which would result in the voting securities of the
     Company  outstanding  immediately  prior  thereto  continuing  to represent
     (either  by  remaining  outstanding  or  by  being  converted  into  voting securities  of the surviving  entity) more than 50% of the combined  voting power of the voting  securities  of the  Company or such  surviving  entity outstanding  immediately  after  such  merger or  consolidation;  provided,
     however,   that  a  merger  or   consolidation   effected  to  implement  a
     recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined  voting power of the Company's  then outstanding securities shall not constitute a Change in Control; or

          (b)  The  stockholders  of the  Company  approve  a plan  of  complete liquidation  of the Company or an agreement for the sale or  disposition by the Company of all or substantially all of the Company's assets.

     1.13.  "Deferred  Stock" shall mean Common Stock awarded under Article VIII of the Restated Plan.

     1.14. "Director" shall mean a member of the Board.

     1.15.  "Dividend  Equivalent"  shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under
Article VIII of the Restated Plan.

     1.16. "DRO" shall mean a domestic relations order as defined by the Code or
Title I of the Employee  Retirement Income Security Act of 1974, as amended,  or the rules thereunder.

     1.17. "Effective Date" shall mean May 7, 2004.

     1.18.  "Employee"  shall mean any officer or other  employee (as defined in accordance  with  Section  3401(c)  of  the  Code)  of  the  Company,  or of any
corporation that is a Subsidiary.

     1.19.  "Exchange  Act" shall mean the  Securities  Exchange Act of 1934, as amended.

     1.20.  "Fair  Market  Value" of a share of Common  Stock as of a given date shall be (a) the average of the high and low selling prices of a share of Common
Stock on the  principal  exchange or the Nasdaq  Stock Market on which shares of
Common Stock are then  trading,  if any (or as reported on any  composite  index which  includes such  principal  exchange),  on such date, or if shares were not traded on such date,  then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange or the Nasdaq Stock  Market, but is quoted on Nasdaq or a  successor  quotation  system,  the  average of the closing representative bid and asked prices for the Common Stock on such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not  publicly  traded on an  exchange  and not  quoted on Nasdaq or a  successor quotation  system,  the  Fair  Market  Value  of a  share  of  Common  Stock  as established by the Administrator acting in good faith.

     1.21.  "Holder"  shall  mean a person  who has been  granted  or awarded an
Award.

     1.22.  "Incentive  Stock Option" shall mean an option which conforms to the applicable  provisions  of Section 422 of the Code and which is designated as an
Incentive Stock Option by the Administrator.

     1.23. "Independent Director" shall mean a member of the Board who is not an
Employee of the Company.

     1.24.  "Non-Qualified  Stock  Option"  shall  mean  an  Option  that is not designated as an Incentive Stock Option by the Administrator.

                                       38

     1.25.  "Option"  shall mean a stock option  granted under Article IV of the
Restated Plan. An Option granted under the Restated Plan shall, as determined by the Administrator,  be either a Non-Qualified Stock Option or an Incentive Stock
Option;  provided,  however,  that Options granted to Independent  Directors and
Consultants shall be Non-Qualified Stock Options.

     1.26.  "Performance  Award"  shall mean a cash bonus,  stock bonus or other performance  or  incentive  award  that is  paid  in  cash,  Common  Stock  or a combination of both, awarded under Article VIII of the Restated Plan.

     1.27.  "Performance  Criteria" shall mean the following  business  criteria with respect to the Company,  any Subsidiary or any division or operating  unit:
(a) net income,  (b) pre-tax income,  (c) operating  income,  (d) cash flow, (e)
earnings  per share,  (f) return on equity,  (g) return on  invested  capital or assets,  (h)  cost  reductions  or  savings,  (i)  funds  from  operations,  (j)
appreciation  in the fair market value of Common Stock,  and (k) earnings before any  one or  more of the  following  items:  interest,  taxes,  depreciation  or amortization each as determined in accordance with generally accepted accounting principles or subject to such  adjustments  as may be specified by the Committee with respect to a Performance Award.

     1.28.  "Permanent  Disability"  shall mean the  inability  of the Holder to perform  his  usual  duties  as a  Board  member,  employee  or  consultant,  as
applicable,   by  reason  of  any  medically  determinable  physical  or  mental impairment expected to result in death or to be of continuous duration of twelve months or more.

     1.29."Restated  Plan" shall mean the Amended and  Restated  2002  Incentive
Award Plan of FileNet Corporation, as amended and/or restated from time to time.

     1.30.  "Restricted  Stock"  shall mean  Common  Stock,  or right to acquire
Common  Stock in the form of  restricted  stock  units,  in each case subject to restrictions and awarded under Article VII of the Restated Plan.

     1.31.  "Rule  16b-3" shall mean Rule 16b-3  promulgated  under the Exchange
Act, as such Rule may be amended from time to time.

     1.32.  "Section 162(m)  Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so  designated  or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.33. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.34.  "Stock  Appreciation  Right" shall mean a stock  appreciation  right granted under Article IX of the Restated Plan.

     1.35.  "Stock  Payment"  shall  mean (a) a payment in the form of shares of
Common  Stock,  or (b) an option  or other  right to  purchase  shares of Common
Stock, as part of a deferred  compensation  arrangement,  made in lieu of all or any portion of the compensation,  including without limitation,  salary, bonuses and  commissions,  that would  otherwise  become  payable to a key  Employee  or
Consultant in cash, awarded under Article VIII of the Restated Plan.

     1.36.  "Subsidiary"  shall mean any  corporation  in an  unbroken  chain of corporations  beginning with the Company if each of the corporations  other than the last  corporation  in the unbroken  chain then owns stock  possessing  fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.37.  "Substitute  Award" shall mean an Option granted under this Restated
Plan upon the assumption of, or in substitution for,  outstanding  equity awards previously  granted by a company or other entity in connection  with a corporate transaction,  such as a merger,  combination,  consolidation  or  acquisition of

                                       39

property  or  stock;  provided,  however,  that  in  no  event  shall  the  term
"Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

     1.38.  "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason,  with or without  cause,  including,  but not by way of  limitation,  by resignation,  discharge,  death or retirement,  but excluding terminations where there is a  simultaneous  commencement  of  employment  with the  Company or any
Subsidiary. The Administrator,  in its absolute discretion,  shall determine the effect of all matters and  questions  relating to  Termination  of  Consultancy, including,  but not by way of limitation,  the question of whether a Termination of  Consultancy  resulted from a discharge for good cause,  and all questions of whether a particular leave of absence  constitutes a Termination of Consultancy.
Notwithstanding  any other  provision of the Restated  Plan,  the Company or any
Subsidiary  has an absolute and  unrestricted  right to terminate a Consultant's service at any time for any reason whatsoever,  with or without cause, except to the extent expressly provided otherwise in writing.

     1.39.  "Termination of Directorship"  shall mean the time when a Holder who is an Independent  Director  ceases to be a Director for any reason,  including, but not by way of  limitation,  a  termination  by  resignation,  failure  to be elected,  death or retirement.  The Board, in its sole and absolute  discretion, shall determine the effect of all matters and questions  relating to Termination of Directorship with respect to Independent Directors.

     1.40.   "Termination   of   Employment"   shall  mean  the  time  when  the
employee-employer   relationship  between  a  Holder  and  the  Company  or  any
Subsidiary is terminated for any reason, with or without cause,  including,  but not by way of  limitation,  a  termination  by  resignation,  discharge,  death,
Permanent  Disability or retirement;  but excluding (a) terminations where there is a  simultaneous  reemployment  or  continuing  employment  of a Holder by the
Company  or  any  Subsidiary,  (b)  at  the  discretion  of  the  Administrator, terminations  which  result in a temporary  severance  of the  employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous  establishment of a consulting  relationship by the Company or a Subsidiary with the former employee. The Administrator,  in its absolute  discretion,  shall  determine  the effect of all matters and questions relating to Termination of Employment,  including, but not by way of limitation, the question of whether a Termination  of  Employment  resulted from a discharge for good  cause,  and all  questions  of whether a  particular  leave of absence constitutes a Termination of Employment;  provided,  however, that, with respect to Incentive Stock Options,  unless otherwise determined by the Administrator in its  discretion,  a leave of  absence,  change in status  from an employee to an independent  contractor  or other change in the  employee-employer  relationship shall  constitute a Termination of Employment  if, and to the extent that,  such leave of absence, change in status or other change interrupts employment for the purposes of Section  422(a)(2) of the Code and the then  applicable  regulations and revenue rulings under said Section.

                                   ARTICLE II.

                         SHARES SUBJECT TO RESTATED PLAN

     2.1. Shares Subject to Restated Plan.

          (a) The  shares  of stock  subject  to Awards  shall be Common  Stock, initially  shares of the Company's  Common Stock.  Subject to adjustment as provided in Section 11.3, the aggregate  number of such shares which may be issued  upon  exercise of such  Options or rights or upon any other  Awards under the  Restated  Plan  shall not  exceed  Four  Million  Eight  Hundred
     Thousand (4,800,000) shares, and the aggregate number of shares that may be issued as Restricted Stock,  Deferred Stock,  Performance  Awards and Stock
     Payments  shall not exceed Seven Hundred  Thousand  (700,000)  shares.  The shares of Common Stock  issuable upon exercise of such Options or rights or upon any other  Awards may be either  previously  authorized  but  unissued shares or treasury shares.

          (b) The  maximum  number of  shares  which  may be  subject  to Awards granted  under the Restated  Plan to any  individual  in any calendar  year shall not exceed the Award Limit.

                                       40

     2.2. Add-back of Options and Other Awards. If any Option, or other right to acquire  shares of Common Stock under any other Award under the  Restated  Plan, expires or is canceled without having been fully  exercised,  or is exercised in whole or in part for cash as  permitted  by the  Restated  Plan,  the  number of shares  subject to such  Option or other  right but as to which  such  Option or other right was not exercised prior to its expiration,  cancellation or exercise may again be optioned, granted or awarded hereunder,  subject to the limitations of Section  2.1.  Furthermore,  any shares  subject to Awards which are adjusted pursuant to Section 11.3 and become  exercisable with respect to shares of stock of another corporation shall be considered  cancelled and may again be optioned, granted or awarded hereunder,  subject to the limitations of Section 2.1. Shares of Common  Stock  which are  delivered  by the Holder or withheld by the Company upon the  exercise  of any Award  under the  Restated  Plan,  in  payment of the exercise  price  thereof  or tax  withholding  thereon,  may again be  optioned, granted or awarded hereunder,  subject to the limitations of Section 2.1. If any shares of Restricted  Stock are  surrendered by the Holder or repurchased by the
Company  pursuant  to  Section  7.4 or 7.5  hereof,  such  shares  may  again be optioned,  granted or awarded  hereunder,  subject to the limitations of Section
2.1.  Notwithstanding  the  provisions  of this Section 2.2, no shares of Common
Stock may again be  optioned,  granted or awarded if such action  would cause an
Incentive  Stock  Option to fail to qualify as an  incentive  stock option under
Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1. Award Agreement.  Each Award shall be evidenced by an Award Agreement.
Award  Agreements  evidencing  Awards  intended to qualify as  performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and  conditions as may be necessary to meet the  applicable  provisions of
Section 162(m) of the Code. Award Agreements  evidencing Incentive Stock Options shall  contain  such  terms  and  conditions  as may be  necessary  to meet  the applicable provisions of Section 422 of the Code.

     3.2. Provisions Applicable to Section 162(m) Participants.

          (a) The  Administrator,  in its discretion,  may determine  whether an
     Award is to qualify  as  performance-based  compensation  as  described  in
     Section 162(m)(4)(C) of the Code.

          (b) Notwithstanding anything in the Restated Plan to the contrary, the
     Administrator  may  grant  any  Award  to  a  Section  162(m)  Participant, including  Restricted  Stock the  restrictions  with respect to which lapse upon the attainment of  performance  goals which are related to one or more of  the  Performance  Criteria  and  any  performance  or  incentive  award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the
     Performance Criteria.

          (c) To the  extent  necessary  to  comply  with the  performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award  granted  under  Articles VII and VIII which may be granted to one or more  Section  162(m)  Participants,  no later than ninety (90) days following  the  commencement  of any fiscal  year in  question or any other designated fiscal period or period of service (or such other time as may be required or permitted  by Section  162(m) of the Code),  the  Administrator
     shall, in writing,  (i) designate one or more Section 162(m)  Participants,
     (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service,  (iii) establish the various performance  targets,  in terms of an objective  formula or  standard,  and amounts of such Awards, as applicable,  which may be earned for such fiscal year or other  designated  fiscal  period or period  of  service,  and (iv)
     specify the relationship  between Performance  Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
     Section 162(m)  Participant for such fiscal year or other designated fiscal period or period of service.  Following the  completion of each fiscal year or other designated  fiscal period or period of service,  the Administrator shall certify in writing  whether the applicable  performance  targets have been  achieved for such fiscal year or other  designated  fiscal  period or period of service.  In  determining  the amount earned by a Section  162(m)
     Participant,  the Administrator  shall have the right to reduce (but not to increase) the amount  payable at a given level of  performance to take into account  additional factors that the Administrator may deem relevant to the assessment of individual  or corporate  performance  for the fiscal year or other designated fiscal period or period of service.

                                       41

          (d) Furthermore,  notwithstanding  any other provision of the Restated
     Plan or any Award which is granted to a Section 162(m)  Participant  and is intended  to qualify as  performance-based  compensation  as  described  in
     Section  162(m)(4)(C)  of the  Code  shall  be  subject  to any  additional limitations  set  forth  in  Section  162(m)  of the  Code  (including  any amendment  to  Section  162(m) of the Code) or any  regulations  or rulings
     issued    thereunder   that   are   requirements   for   qualification   as
     performance-based  compensation as described in Section 162(m)(4)(C) of the
     Code, and the Restated Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3.  Limitations  Applicable  to Section 16 Persons.  Notwithstanding  any
other  provision of the Restated  Plan, the Restated Plan, and any Award granted or awarded to any  individual  who is then subject to Section 16 of the Exchange
Act, shall be subject to any additional  limitations set forth in any applicable exemptive  rule under Section 16 of the Exchange Act (including any amendment to
Rule 16b-3 of the Exchange Act) that are  requirements  for the  application  of such  exemptive  rule. To the extent  permitted by applicable  law, the Restated
Plan and  Awards  granted or awarded  hereunder  shall be deemed  amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. Consideration.  In consideration of the granting of an Award under the
Restated Plan, the Holder shall agree, in the Award Agreement,  to remain in the employ  of (or to  consult  for or to serve as an  Independent  Director  of, as applicable)  the Company or any Subsidiary for a period of at least one year (or such shorter  period as may be fixed in the Award  Agreement or by action of the
Administrator  following  grant of the Award) after the Award is granted (or, in the  case  of  an  Independent  Director,  until  the  next  annual  meeting  of stockholders of the Company).

     3.5.  At-Will  Employment.  Nothing  in the  Restated  Plan or in any Award
Agreement  hereunder  shall  confer upon any Holder any right to continue in the employ  of, or as a  Consultant  for,  the  Company or any  Subsidiary,  or as a
director  of the  Company,  or shall  interfere  with or restrict in any way the rights of the Company and any Subsidiary,  which are hereby expressly  reserved, to discharge any Holder at any time for any reason  whatsoever,  with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

     3.6.  Prohibition on Repricing.  The Administrator shall not, without prior approval by the  Company's  stockholders,  reprice,  replace or regrant  through cancellation  or lowering of the Option  exercise  price any awards issued under the Restated Plan.

                                   ARTICLE IV.

                        GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS

     4.1. Eligibility.  Any Employee or Consultant selected by the Administrator pursuant to Section  4.4(a)(i)  shall be eligible to be granted an Option.  Each
Independent  Director of the Company shall be eligible to be granted  Options at the times and in the manner set forth in Section 4.5.

     4.2.  Disqualification  for Stock  Ownership.  No person  may be granted an
Incentive  Stock Option under the Restated Plan if such person,  at the time the
Incentive  Stock Option is granted,  owns stock  possessing more than 10% of the total  combined  voting power of all classes of stock of the Company or any then existing  Subsidiary or parent corporation (within the meaning of Section 422 of the  Code)  unless  such  Incentive  Stock  Option  conforms  to the  applicable provisions of Section 422 of the Code.

     4.3.  Qualification  of Incentive Stock Options.  No Incentive Stock Option
shall be granted to any person who is not an Employee.

                                       42

     4.4. Granting of Options to Employees and Consultants.

          (a) The  Administrator  shall  from  time  to  time,  in its  absolute discretion, and subject to applicable limitations of the Restated Plan:

               (i) Determine  which  Employees are key Employees and select from among  the  key  Employees  or  Consultants  (including  Employees  or
          Consultants  who have  previously  received  Awards under the Restated
          Plan) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit,  determine  the number of shares to be subject to such Options granted to the selected key Employees or
          Consultants;

               (iii) Subject to Section 4.3,  determine whether such Options are to be  Incentive  Stock  Options or  Non-Qualified  Stock  Options and
          whether such Options are to qualify as performance-based  compensation as described in Section 162(m)(4)(C) of the Code; and

               (iv)   Determine  the  terms  and  conditions  of  such  Options, consistent with the Restated Plan; provided,  however,  that the terms and  conditions  of Options  intended to qualify as  performance-based compensation  as described in Section  162(m)(4)(C)  of the Code shall include,  but not be limited to, such terms and  conditions  as may be necessary to meet the  applicable  provisions of Section 162(m) of the
          Code.

          (b) Upon the  selection of a key Employee or  Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such  conditions on the grant of the Option as it deems appropriate.

          (c) Any Incentive  Stock Option granted under the Restated Plan may be modified  by  the  Administrator,  with  the  consent  of  the  Holder,  to disqualify such Option from treatment as an "incentive  stock option" under
     Section 422 of the Code.

     4.5.  Automatic  Granting of Options to Independent  Directors.  During the
term  of  the  Restated  Plan,  each  person  who  is  an  Independent  Director automatically  shall be granted an Option to  purchase  10,000  shares of Common
Stock  (subject to  adjustment  as provided in Section 11.3) on the date of each annual meeting of stockholders at which the Independent Director is reelected to the Board,  commencing with the 2004 Annual Meeting of Stockholders.  During the term of the Restated Plan, a person who is initially elected or appointed to the
Board after the Effective Date and who is an Independent Director at the time of such  initial  election  or  appointment  automatically  shall be granted (x) an
Option to purchase  25,000  shares of Common  Stock  (subject to  adjustment  as provided in Section 11.3) on the date of such initial  election or  appointment, and (y) an  Option  to  purchase  10,000  shares of  Common  Stock  (subject  to adjustment  as provided in Section  11.3) on the date of each annual  meeting of
stockholders   after  such  initial  election  or  appointment,   at  which  the
Independent  Director is reelected to the Board,  provided such  individual  has served as an  Independent  Director for at least six months prior to the date of such annual meeting of  stockholders.  Members of the Board who are employees of the  Company  who  subsequently  retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (x) of the preceding sentence,  but to the extent that they are  otherwise  eligible,  will  receive, after  retirement  from  employment  with the  Company,  Options as described in clause (y) of the  preceding  sentence.  Certain  material  terms of the Options granted  pursuant  to this  Section  4.5 are set forth in Section  5.4.  All the
foregoing  Option  grants   authorized  by  this  Section  4.5  are  subject  to
stockholder approval of the Restated Plan.

     4.6. Discretionary Granting of Options to Independent Directors.  The Board
may from time to time,  in its absolute  discretion,  and subject to  applicable limitations of the Restated Plan:

          (a) Select from among the Independent Directors (including Independent
     Directors who have  previously  received  Options under the Restated  Plan)
     such of them as in its opinion should be granted Options;

                                       43

          (b) Subject to the Award Limit,  determine  the number of shares to be subject to such Options granted to the selected Independent Directors;

          (c) Subject to the  provisions  of Article 5,  determine the terms and conditions of such Options, consistent with the Restated Plan.

     4.7. Options in Lieu of Cash Compensation. Options may be granted under the
Restated Plan to Employees and  Consultants  in lieu of cash bonuses which would otherwise  be payable  to such  Employees  and  Consultants  and to  Independent
Directors in lieu of  directors'  fees which would  otherwise be payable to such
Independent  Directors,  pursuant to such  policies  which may be adopted by the
Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1. Option Price. The price per share of the shares subject to each Option granted  to  Employees  and  Consultants  shall  be set  by  the  Administrator;
provided,  however, that such price shall be no less than 85% of the Fair Market
Value of a share of Common Stock on the date the Option is granted and:

          (a) In the case of Options  intended  to qualify as  performance-based compensation  as described in Section  162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair  Market  Value of a share of Common
     Stock on the date the Option is granted;

          (b) In the case of  Incentive  Stock  Options, such price shall not be less than 100% of the Fair Market  Value of a share of Common  Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

          (c) In the case of Incentive  Stock  Options  granted to an individual then owning  (within  the meaning of Section  424(d) of the Code) more than
     10% of the  total  combined  voting  power of all  classes  of stock of the
     Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code),  such price shall not be less than 110% of the
     Fair  Market  Value of a share of  Common  Stock on the date the  Option is granted  (or the date the  Option is  modified,  extended  or  renewed  for purposes of Section 424(h) of the Code).

     5.2.  Option  Term.  The  term  of an  Option  granted  to an  Employee  or consultant  shall  be set  by the  Administrator  in its  discretion;  provided, however,  that  the term  shall not be more  than ten  years  from the  date the
Option is granted,  or five years from the date the  Incentive  Stock  Option is granted if the Incentive  Stock Option is granted to an  individual  then owning
(within  the  meaning of Section  424(d) of the Code) more than 10% of the total combined  voting power of all classes of stock of the Company or any  Subsidiary or parent  corporation  thereof (within the meaning of Section 422 of the Code).
Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder  applicable to Incentive Stock Options, the Administrator may extend the term of any outstanding  Option in connection with any Termination of
Employment or Termination of Consultancy of the Holder,  or amend any other term or condition of such Option relating to such a termination.

     5.3. Option Vesting.

          (a) The  period  during  which the right to  exercise,  in whole or in part, an Option granted to an Employee or a Consultant  vests in the Holder shall be set by the  Administrator and the Administrator may determine that an Option may not be exercised  in whole or in part for a specified  period
     after  it  is  granted.   At  any  time  after  grant  of  an  Option,  the
     Administrator  may,  in its sole and  absolute  discretion  and  subject to whatever  terms and  conditions  it selects,  accelerate  the period during which an Option granted to an Employee or Consultant vests.

                                       44

          (b) No portion of an Option granted to an Employee or Consultant which
     is   unexercisable   at   Termination   of  Employment  or  Termination  of
     Consultancy, as applicable, shall thereafter become exercisable,  except as may  be  otherwise  provided  by the  Administrator  either  in  the  Award
     Agreement  or by action  of the  Administrator  following  the grant of the
     Option.

          (c) To the extent that the  aggregate  Fair Market Value of stock with respect to which  "incentive  stock options" (within the meaning of Section
     422 of the Code,  but  without  regard to  Section  422(d) of the Code) are exercisable  for the first time by a Holder during any calendar year (under the Restated Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the  Code) of the  Company,  exceeds  $100,000,  such  Options  shall be treated as  Non-Qualified  Stock Options to the extent  required by Section
     422 of the Code.  The rule set  forth in the  preceding  sentence  shall be applied  by taking  Options  into  account  in the order in which they were granted.  For  purposes of this  Section  5.3(c),  the Fair Market Value of stock shall be  determined  as of the time the Option with  respect to such stock is granted.

     5.4.  Terms of  Options  Automatically  Granted  to  Independent  Directors
Pursuant to Section 4.5. Options granted to an Independent  Director pursuant to
Section 4.5 shall be subject to the following terms and conditions:

          (a) The  exercise  price per share shall equal 100% of the Fair Market
     Value of a share of Common Stock on the date the Option is granted.

          (b)  The  Options  shall  become   exercisable  in  cumulative  annual
     installments  of 25% on  each  of  the  first,  second,  third  and  fourth anniversaries  of the date of Option grant,  except that any Option granted to an  Independent  Director shall become  immediately  exercisable in full upon the Termination of Directorship  due to death or Permanent  Disability of the Independent Director.

          (c)  Subject to Section  6.6,  the term of each  Option  granted to an
     Independent  Director  shall be ten  years  from the  date  the  Option  is granted.

          (d) No portion of an Option which is  unexercisable  at Termination of
     Directorship shall thereafter become exercisable.

          (e) Each vested  Option may be exercised  until the earlier of (i) the expiration of the Option term or (ii) 12 months  following the  Independent
     Director's cessation of service on the Board for any reason.

     5.5. Substitute Awards.  Notwithstanding  the foregoing  provisions of this
Article V to the contrary,  in the case of an Option that is a Substitute Award, the price per share of the shares  subject  to such  Option may be less than the
Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) The  aggregate  Fair Market Value (as of the date such  Substitute
     Award is granted) of the shares subject to the Substitute Award; over

          (b) The aggregate exercise price thereof;

does not exceed the excess of:

          (c) The  aggregate  fair  market  value  (as of the  time  immediately preceding the transaction  giving rise to the Substitute  Award,  such fair market value to be  determined by the  Administrator)  of the shares of the predecessor  entity that were subject to the grant  assumed or  substituted for by the Company; over

          (d) The aggregate exercise price of such shares.

                                       45

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

     6.1. Partial Exercise.  An exercisable  Option may be exercised in whole or in part.  However, an Option shall not be exercisable with respect to fractional shares and the  Administrator  may require that,  by the terms of the Option,  a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed  exercised  upon delivery of all of the following to the Secretary of the
Company or his or her office:

          (a) A written notice complying with the applicable  rules  established by the  Administrator  stating that the Option,  or a portion  thereof,  is exercised.  The notice  shall be signed by the Holder or other  person then entitled to exercise the Option or such portion of the Option;

          (b) Such  representations  and documents as the Administrator,  in its absolute discretion, deems necessary or advisable to effect compliance with all  applicable  provisions of the  Securities Act and any other federal or state  securities  laws  or  regulations.  The  Administrator  may,  in its absolute  discretion,  also  take  whatever  additional  actions  it  deems appropriate  to  effect  such  compliance  including,  without  limitation, placing legends on share certificates and issuing  stop-transfer notices to agents and registrars;

          (c) In the  event  that the  Option  shall be  exercised  pursuant  to
     Section  11.1 by any person or persons  other than the Holder,  appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash  payment to the  Secretary of the Company for the shares with  respect  to which the  Option,  or  portion  thereof,  is  exercised.
     However,  the  Administrator  may, in its discretion,  (i) allow a delay in payment  up to 30 days from the date the  Option,  or portion  thereof,  is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months,  duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised  portion  thereof;  (iii) allow payment,  in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option  having a Fair  Market  Value on the date of Option  exercise equal to the aggregate  exercise  price of the Option or exercised  portion thereof;  (iv) allow payment,  in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v)
     allow payment, in whole or in part, through the delivery of a full recourse promissory  note bearing  interest (at no less than such rate as shall then preclude the  imputation of interest  under the Code) and payable upon such terms as may be prescribed by the  Administrator;  (vi) allow  payment,  in whole or in part,  through  the  delivery  of a notice  that the Holder has placed a market sell order with a broker  with  respect to shares of Common
     Stock then issuable upon exercise of the Option, and that the broker pays a sufficient  portion  of the net  proceeds  of the  sale to the  Company  in satisfaction  of the Option  exercise price; or (vii) allow payment through
     any   combination   of  the   consideration   provided  in  the   foregoing
     subparagraphs  (ii), (iii), (iv), (v) and (vi). In the case of a promissory note,  the  Administrator  may also prescribe the form of such note and the security  to be given  for such  note.  The  Option  may not be  exercised, however,  by  delivery of a  promissory  note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased  upon  the  exercise  of  any  Option  or  portion  thereof  prior  to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock  exchanges on which such class of stock is then listed;

                                       46

          (b) The completion of any registration or other  qualification of such shares under any state or federal law, or under the rulings or  regulations of  the  Securities  and  Exchange  Commission  or any  other  governmental regulatory body which the Administrator  shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal  governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the  Option as the  Administrator  may  establish  from time to time for reasons of administrative convenience; and

          (e) The  receipt  by the  Company  of full  payment  for such  shares,
     including  payment  of  any  applicable   withholding  tax,  which  in  the
     discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4.  Rights as  Stockholders.  Holders  shall not be,  nor have any of the rights or privileges  of,  stockholders  of the Company in respect of any shares purchasable  upon  the  exercise  of any  part of an  Option  unless  and  until certificates  representing  such  shares have been issued by the Company to such
Holders.

     6.5.  Ownership  and  Transfer  Restrictions.  The  Administrator,  in  its
absolute  discretion,   may  impose  such  restrictions  on  the  ownership  and
transferability  of the shares  purchasable upon the exercise of an Option as it deems  appropriate.  Any such  restriction  shall be set forth in the respective
Award  Agreement  and may be referred  to on the  certificates  evidencing  such shares.  The Holder shall give the Company  prompt notice of any  disposition of shares of Common Stock acquired by exercise of an Incentive  Stock Option within
(a) two  years  from the date of  granting  (including  the date the  Option  is modified,  extended or renewed for purposes of Section  424(h) of the Code) such
Option to such Holder, or (b) one year after the transfer of such shares to such
Holder.

     6.6.  Limitations on Exercise of Options Granted to Independent  Directors.
No Option granted to an  Independent  Director may be exercised to any extent by anyone after the first to occur of the following events:

          (a) The  expiration  of twelve  months  from the date of the  Holder's
     Termination of Directorship; or

          (b) The expiration of ten years from the date the Option was granted.

     6.7. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other  restrictions  with respect to the settlement or  exercise  of an Option,  including  a  window-period  limitation,  as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                            AWARD OF RESTRICTED STOCK

     7.1.  Eligibility.  Subject  to the Award  Limit,  Restricted  Stock may be
awarded to any Employee who the  Administrator  determines  is a key Employee or any Consultant who the Administrator determines should receive such an Award.

     7.2. Award of Restricted Stock.

          (a)  The  Administrator  may  from  time  to  time,  in  its  absolute discretion:

               (i) Determine  which  Employees are key Employees and select from among  the  key  Employees  or  Consultants  (including  Employees  or

                                       47

          Consultants  who have  previously  received  other  awards  under  the
          Restated  Plan)  such of  them as in its  opinion  should  be  awarded
          Restricted Stock; and

               (ii)  Determine the purchase  price,  if any, and other terms and conditions  applicable to such Restricted  Stock,  consistent with the
          Restated Plan.

          (b) The Administrator  shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price  shall  be no less  than  the par  value  of the  Common  Stock to be purchased,  unless  otherwise  permitted  by  applicable  state law. In all
     cases,  legal   consideration  shall  be  required  for  each  issuance  of
     Restricted Stock.

          (c) Upon the  selection of a key Employee or  Consultant to be awarded
     Restricted  Stock,  the  Administrator  shall instruct the Secretary of the
     Company to issue such  Restricted  Stock and may impose such  conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3. Rights as  Stockholders.  Subject to Section 7.4, upon delivery of the shares of  Restricted  Stock (other than  restricted  stock units) to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the  Administrator,  all the  rights of a  stockholder  with  respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to vote and receive all  dividends  and other  distributions  paid or made with respect to the shares;  provided,  however,  that in the  discretion of the
Administrator,  any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

     7.4. Restriction.  All shares of Restricted Stock issued under the Restated
Plan (including any shares received by holders thereof with respect to shares of
Restricted Stock as a result of stock dividends,  stock splits or any other form of recapitalization)  shall, in the terms of each individual Award Agreement, be
subject  to  such  restrictions  as  the  Administrator  shall  provide,   which
restrictions may include,  without  limitation,  restrictions  concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance;  provided, however, that,  unless the  Administrator  otherwise  provides  in the terms of the Award
Agreement or otherwise, no share of Restricted Stock granted to a person subject to  Section  16 of the  Exchange  Act  shall  be  sold,  assigned  or  otherwise transferred  until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided,  further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants and intended to be  "performance-based"  compensation  under  Section  162(m) of the
Code, by action taken after the Restricted  Stock is issued,  the  Administrator may, on such terms and conditions as it may determine to be appropriate,  remove any or all of the  restrictions  imposed  by the terms of the  Award  Agreement.
Restricted  Stock  may not be sold or  encumbered  until  all  restrictions  are terminated or expire.

     If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested  Restricted  Stock shall lapse,  and such Restricted  Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable,  upon Termination of Consultancy with the Company;  provided, however,  that the Administrator in its sole and absolute discretion may provide that such rights  shall not lapse in the event of a  Termination  of  Employment following a "change of  ownership  or  control"  (within the meaning of Treasury
Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the
Company or because of the Holder's  death,  Permanent  Disability or retirement;
provided,  further, except with respect to shares of Restricted Stock granted to
Section  162(m)  Participants,  the  Administrator  in  its  sole  and  absolute discretion may provide that no such lapse or surrender  shall occur in the event of a Termination of Employment,  or a Termination of Consultancy,  without cause or  following  any Change in Control of the  Company or because of the  Holder's retirement, or otherwise.

     7.5.  Repurchase of Restricted  Stock. If no consideration  was paid by the
Holder  upon  issuance,  the  Administrator  shall  provide in the terms of each individual  Award  Agreement that the Company shall have the right to repurchase from the Holder the  Restricted  Stock then  subject to  restrictions  under the
Award Agreement  immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy  between the Holder and the Company, at a cash

                                       48

price per share equal to the price paid by the Holder for such Restricted Stock;
provided,  however,  that the Administrator in its sole and absolute  discretion may  provide  that no such  right of  repurchase  shall  exist in the event of a
Termination of Employment  following a "change of ownership or control"  (within the meaning of Treasury  Regulation Section  1.162-27(e)(2)(v)  or any successor regulation  thereto) of the Company or because of the Holder's death,  Permanent
Disability or retirement; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its sole and absolute  discretion  may provide that no such right of  repurchase shall exist in the event of a Termination  of  Employment  or a  Termination  of
Consultancy  without  cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.6.  Escrow.  The  Secretary of the Company or such other escrow holder as the  Administrator may appoint shall retain physical custody of each certificate representing  Restricted  Stock  and  shall  credit  such  stock  to a  separate restricted  account  until  all of the  restrictions  imposed  under  the  Award
Agreement with respect to such shares expire or shall have been removed.

     7.7. Legend.  In order to enforce the  restrictions  imposed upon shares of
Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on  certificates  representing  shares of Restricted  Stock,  or shall appropriately mark any account to which shares of Restricted Stock are credited, which  legend or legends  shall make  appropriate  reference  to the  conditions imposed thereby.

     7.8.  Section 83(b)  Election.  If a Holder makes an election under Section
83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted  Stock as of the date of transfer of the Restricted  Stock rather than as of the date or dates upon which the Holder  would  otherwise  be taxable under  Section  83(a) of the  Code,  the  Holder  shall  deliver  a copy of such election to the Company immediately after filing such election with the Internal
Revenue Service.

                                  ARTICLE VIII.

    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

     8.1.  Eligibility.  Subject  to the Award  Limit,  one or more  Performance
Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee whom the  Administrator  determines is a key Employee or any  Consultant  whom the  Administrator  determines  should  receive such an
Award.

     8.2. Performance Awards.

          (a) Any key Employee or Consultant  selected by the  Administrator may be granted one or more  Performance  Awards.  The value of such Performance
     Awards  may be linked  to any one or more of the  Performance  Criteria  or
     other  specific   performance   criteria  determined   appropriate  by  the
     Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  In making such determinations, the  Administrator  shall  consider  (among such other  factors as it deems relevant  in  light  of the  specific  type of  award)  the  contributions, responsibilities  and other  compensation of the particular key Employee or
     Consultant.

          (b) Without  limiting  Section  8.2(a),  the  Administrator  may grant
     Performance  Awards to any 162(m)  Participant  in the form of a cash bonus payable  upon the  attainment  of  objective  performance  goals  which are established  by  the  Administrator  and  relate  to  one  or  more  of the
     Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to
     162(m)  Participants  shall be based upon  objectively  determinable  bonus formulas  established in accordance with the provisions of Section 3.2. The maximum  amount of any  Performance  Award payable to a 162(m)  Participant under this Section  8.2(b) shall not exceed the Award Limit with respect to any  calendar  year  of the  Company.  Unless  otherwise  specified  by the
     Administrator at the time of grant,  the Performance  Criteria payable to a
     Section  162(m)  Participant  shall be determined on the basis of generally accepted accounting principles.

                                       49

     8.3. Dividend Equivalents.

          (a) Any key Employee or Consultant  selected by the  Administrator may be granted Dividend  Equivalents based on the dividends  declared on Common
     Stock,  to be  credited  as of dividend  payment  dates,  during the period between the date a Stock Appreciation Right,  Deferred Stock or Performance
     Award is  granted,  and the date such Stock  Appreciation  Right,  Deferred
     Stock or Performance Award is exercised, vests or expires, as determined by the Administrator.  Such Dividend Equivalents shall be converted to cash or additional  shares of  Common  Stock by such  formula  and at such time and subject to such limitations as may be determined by the Administrator.

          (b) Any Holder of an Option who is an Employee or Consultant  selected by the  Administrator  may be  granted  Dividend  Equivalents  based on the dividends  declared on Common Stock, to be credited as of dividend  payment dates,  during the period  between the date an Option is  granted,  and the date such Option is  exercised,  vests or  expires,  as  determined  by the
     Administrator.  Such  Dividend  Equivalents  shall be  converted to cash or additional  shares of  Common  Stock by such  formula  and at such time and subject to such limitations as may be determined by the Administrator.

          (c) Any Holder of an Option who is an Independent Director selected by the  Board  may be  granted  Dividend  Equivalents  based on the  dividends declared on Common  Stock,  to be credited  as of dividend  payment  dates, during the period  between  the date an Option is granted and the date such
     Option is exercised,  vests or expires,  as  determined by the Board.  Such
     Dividend  Equivalents  shall be converted to cash or  additional  shares of
     Common  Stock  by  such  formula  and at  such  time  and  subject  to such limitations as may be determined by the Board.

          (d) Dividend  Equivalents  granted with respect to Options intended to be qualified performance-based  compensation for purposes of Section 162(m)
     of the  Code  shall be  payable,  with  respect  to  pre-exercise  periods, regardless of whether such Option is subsequently exercised.

     8.4.  Stock  Payments.  Any key  Employee  or  Consultant  selected  by the
Administrator  may receive Stock Payments in the manner  determined from time to time by the  Administrator.  The  number of shares  shall be  determined  by the
Administrator  and may be based upon the Performance  Criteria or other specific performance criteria determined appropriate by the Administrator,  determined on the date such Stock Payment is made or on any date thereafter.

     8.5.  Deferred  Stock.  Any key  Employee  or  Consultant  selected  by the
Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the  Administrator.  The number of shares of Deferred Stock shall be determined by the  Administrator  and may be linked to the  Performance
Criteria or other specific  performance criteria determined to be appropriate by the Administrator,  in each case on a specified date or dates or over any period or periods determined by the  Administrator.  Common Stock underlying a Deferred
Stock  award  will not be issued  until the  Deferred  Stock  award has  vested, pursuant to a vesting schedule or performance criteria set by the Administrator.
Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company  stockholder  with  respect to such  Deferred  Stock until  such time as the Award has vested and the  Common  Stock  underlying  the
Award has been issued.

     8.6. Term. The term of a Performance Award,  Dividend Equivalent,  award of
Deferred  Stock and/or Stock  Payment shall be set by the  Administrator  in its discretion.

     8.7.  Exercise or Purchase  Price.  The  Administrator  may  establish  the exercise or purchase price of a Performance  Award,  shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less  than  the par  value  of a share  of  Common  Stock,  unless  otherwise permitted by applicable state law.

     8.8. Exercise Upon Termination of Employment, Termination of Consultancy or
Termination of Directorship.  A Performance Award, Dividend Equivalent, award of
Deferred  Stock and/or Stock  Payment is  exercisable  or payable only while the

                                       50

Holder is an  Employee,  Consultant  or  Independent  Director,  as  applicable;
provided,  however,  that the Administrator in its sole and absolute  discretion may provide that the Performance Award,  Dividend Equivalent,  award of Deferred
Stock and/or Stock Payment may be exercised or paid  subsequent to a Termination of Employment  following a "change of control or ownership"  (within the meaning of  Section  1.162-27(e)(2)(v)  or any  subsequent  regulation  thereto)  of the
Company;  provided, further,  that except  with  respect to  Performance  Awards granted  to  Section  162(m)  Participants,  the  Administrator  in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination  of  Consultancy  without cause,  or  following  a Change in  Control  of the  Company,  or because of the
Holder's retirement, death or Permanent Disability, or otherwise.

     8.9. Form of Payment. Payment of the amount determined under Section 8.2 or
8.3  above  shall be in cash,  in  Common  Stock or a  combination  of both,  as determined  by the  Administrator.  To the extent any payment under this Article
VIII is effected in Common Stock,  it shall be made subject to  satisfaction  of all provisions of Section 6.3.

                                   ARTICLE IX.

                            STOCK APPRECIATION RIGHTS

     9.1. Grant of Stock Appreciation  Rights. A Stock Appreciation Right may be
granted to any key Employee or Consultant selected by the Administrator. A Stock
Appreciation Right may be granted (a) in connection and simultaneously  with the grant of an Option,  (b) with respect to a  previously  granted  Option,  or (c)
independent of an Option.  A Stock  Appreciation  Right shall be subject to such
terms  and   conditions  not   inconsistent   with  the  Restated  Plan  as  the
Administrator shall impose and shall be evidenced by an Award Agreement.

     9.2. Coupled Stock Appreciation Rights.

          (a) A Coupled Stock  Appreciation Right ("CSAR") shall be related to a particular  Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the  simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR  shall  entitle  the Holder (or other  person  entitled  to exercise  the Option  pursuant to the  Restated  Plan) to  surrender to the
     Company  unexercised  a portion of the Option to which the CSAR relates (to the extent then exercisable  pursuant to its terms) and to receive from the
     Company in exchange  therefore  an amount  determined  by  multiplying  the difference  obtained by subtracting the Option exercise price from the Fair
     Market Value of a share of Common Stock on the date of exercise of the CSAR by the  number of shares of Common  Stock  with  respect  to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

     9.3. Independent Stock Appreciation Rights.

          (a)  An  Independent  Stock   Appreciation  Right  ("ISAR")  shall  be
     unrelated to any Option and shall have a term set by the Administrator.  An
     ISAR shall be exercisable in such  installments  as the  Administrator  may determine. An ISAR shall cover such number of shares of Common Stock as the
     Administrator   may   determine;   provided,   however,   that  unless  the
     Administrator  otherwise provides in the terms of the ISAR or otherwise, no
     ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the  Option  was  granted.  The  exercise  price per share of
     Common  Stock  subject to each ISAR shall be set by the  Administrator.  An
     ISAR is  exercisable  only while the Holder is an Employee  or  Consultant;
     provided,  that  the  Administrator  may  determine  that  the  ISAR may be exercised  subsequent  to  Termination  of  Employment  or  Termination  of
     Consultancy without cause,  or following a Change in Contol of the Company,

                                       51

     or because of the Holder's retirement,  death or Permanent  Disability,  or otherwise.

          (b) An ISAR shall  entitle  the Holder (or other  person  entitled  to exercise  the ISAR  pursuant to the  Restated  Plan) to  exercise  all or a specified  portion of the ISAR (to the extent then exercisable  pursuant to its  terms)  and to  receive  from the  Company  an  amount  determined  by multiplying  the difference  obtained by subtracting the exercise price per share of the ISAR from the Fair Market  Value of a share of Common Stock on the date of  exercise  of the ISAR by the number of shares of Common  Stock with  respect to which the ISAR shall have been  exercised,  subject to any limitations the Administrator may impose.

     9.4. Payment and Limitations on Exercise.

          (a) Payment of the amounts  determined under Section 9.2(c) and 9.3(b)
     above shall be in cash,  in Common Stock (based on its Fair Market Value as of the date the Stock  Appreciation Right is exercised) or a combination of both,  as determined  by the  Administrator.  To the extent such payment is effected in Common  Stock it shall be made subject to  satisfaction  of all provisions of Section 6.3 above pertaining to Options.

          (b)  Holders of Stock  Appreciation  Rights may be  required to comply with any timing or other  restrictions  with respect to the  settlement  or
     exercise  of  a  Stock  Appreciation   Right,   including  a  window-period
     limitation, as may be imposed in the discretion of the Administrator.

                                   ARTICLE XI.

                                 ADMINISTRATION

     10.1.  Compensation  Committee.  The  Compensation  Committee  (or  another committee or a subcommittee of the Board assuming the functions of the Committee under  the  Restated  Plan)  shall  consist  solely  of two or more  Independent
Directors  appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee  director" as defined by Rule 16b-3 and an "outside director" for purposes of Section  162(m) of the Code.  Appointment of Committee
members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering  written notice to the Board.  Vacancies in the
Committee may be filled by the Board. In its absolute discretion,  the Board may at any time and from time to time  exercise any and all rights and duties of the
Committee  under the Restated  Plan except with  respect to matters  which under
Rule 16b-3 or Section  162(m) of the Code,  or any  regulations  or rules issued thereunder,  are  required  to be  determined  in  the  sole  discretion  of the
Committee.  Notwithstanding the foregoing,  the full Board, acting by a majority of its  members in office,  shall  conduct  the  general  administration  of the
Restated Plan with respect to Awards granted to Independent Directors.

     10.2. Duties and Powers of the  Administrator.  It shall be the duty of the
Administrator  to conduct the general  administration  of the  Restated  Plan in accordance  with its  provisions.  The  Administrator  shall  have the  power to interpret  the Restated Plan and the Award  Agreements,  and to adopt such rules for the  administration,  interpretation and application of the Restated Plan as are consistent  therewith,  to interpret,  amend or revoke any such rules and to amend any Award Agreement  provided that the rights or obligations of the Holder of the Award that is the subject of any such Award  Agreement  are not  affected adversely.  Any such grant or award under the Restated Plan need not be the same with respect to each Holder. Any such  interpretations and rules with respect to
Incentive  Stock Options shall be consistent  with the provisions of Section 422 of the Code.

     10.3. Majority Rule; Unanimous Written Consent. The Administrator shall act by a majority  of its  members in  attendance  at a meeting at which a quorum is present or by a memorandum or other written  instrument signed by all members of the Administrator.

     10.4. Compensation; Professional Assistance; Good Faith Actions. Members of
the Administrator shall receive such compensation, if any, for their services as

                                       52

members as may be determined by the Board.  All expenses and  liabilities  which members of the Administrator  incur in connection with the administration of the
Restated  Plan shall be borne by the Company.  The  Administrator  may, with the approval of the Board, employ attorneys, consultants,  accountants,  appraisers, brokers or other  persons.  The  Administrator,  the Company  and the  Company's
officers and  Directors  shall be entitled to rely upon the advice,  opinions or valuations of any such persons.  All actions taken and all  interpretations  and determinations  made by the  Administrator  or the Board in good faith  shall be final and  binding  upon all  Holders,  the  Company  and all  other  interested persons. No members of the Administrator or Board shall be personally liable for any action,  determination or interpretation  made in good faith with respect to the Restated Plan or Awards,  and all members of the Administrator and the Board shall  be  fully  protected  by the  Company  in  respect  of any  such  action, determination or interpretation.

     10.5.  Delegation of Authority to Grant Awards. The Committee may, but need not,  delegate  from time to time some or all of its  authority  to grant Awards under the Restated Plan and  administer the Restated Plan as to such Awards to a committee  consisting  of one or more members of the Committee or of one or more officers of the Company; provided,  however, that the Committee may not delegate its authority to grant Awards to individuals  (a) who are subject on the date of the grant to the  reporting  rules under  Section 16(a) of the Exchange Act, (b)
who are Section 162(m) Participants,  or (c) who are officers of the Company who are delegated  authority by the Committee  hereunder.  Any delegation  hereunder shall be subject to the restrictions and limits that the Committee  specifies at the time of such delegation of authority and may be rescinded at any time by the
Committee.  At all times, any committee  appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

     11.1. Transferability of Awards.

          (a) Except as provided in Section 11.1(b):

               (i) No Award  under  the  Restated  Plan  may be  sold,  pledged, assigned or  transferred  in any manner other than by will or the laws of  descent  and  distribution  or,  subject  to  the  consent  of the
          Administrator, pursuant to a DRO, unless and until such Award has been exercised,  or the shares underlying such Award have been issued,  and all restrictions applicable to such shares have lapsed.

               (ii) No Award or  interest or right  therein  shall be liable for the  debts,  contracts  or  engagements  of the  Holder  or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means  whether such  disposition  be voluntary  or  involuntary  or by operation of law by judgment,  levy,  attachment,  garnishment  or any other legal or equitable proceedings (including  bankruptcy),  and any attempted disposition thereof shall be null and void and of no effect, except  to the  extent  that  such  disposition  is  permitted  by the preceding sentence.

               (iii)  During  the  lifetime  of the  Holder,  only he or she may exercise an Option or other Award (or any portion  thereof) granted to him or her under the  Restated  Plan,  unless it has been  disposed of with the consent of the  Administrator  pursuant  to a DRO.  After the death of the  Holder,  any  exercisable  portion of an Option or other
          Award may, prior to the time when such portion  becomes  unexercisable under  the  Restated  Plan  or  the  applicable  Award  Agreement,  be exercised  by his  or her  personal  representative  or by any  person empowered to do so under the deceased  Holder's will or under the then applicable laws of descent and distribution.

          (b) Notwithstanding  Section 11.1(a),  the Administrator,  in its sole discretion,  may  determine to permit a Holder to transfer an Option to any one or more  Permitted  Transferees  (as  defined  below),  subject  to the following terms and conditions:

                                       53

               (i) an Option transferred to a Permitted  Transferee shall not be assignable or transferable by the Permitted  Transferee  other than by will or the laws of descent and distribution;

               (ii) an Option  which is  transferred  to a Permitted  Transferee shall  continue to be subject to all the terms and  conditions  of the
          Option as applicable to the original Holder (other than the ability to further transfer the Option); and

               (iii) the Holder and the Permitted  Transferee  shall execute any and all documents requested by the Administrator,  including,  without limitation  documents to (A) confirm the status of the transferee as a
          Permitted  Transferee,  (B) satisfy any  requirements for an exemption for the transfer under  applicable  federal and state  securities laws and (C) evidence the transfer.

     For purposes of this Section 11.1(b),  "Permitted  Transferee"  shall mean, with respect to a Holder, any child, stepchild,  grandchild, parent, stepparent, grandparent,  spouse,  former spouse,  sibling,  niece,  nephew,  mother-in-law, father-in-law,  son-in-law,  daughter-in-law,  brother-in-law, or sister-in-law, including  adoptive  relationships,  any person  sharing the Holder's  household
(other  than a tenant  or  employee),  a trust in which  these  persons  (or the
Holder)  control the  management of assets,  and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests,  or any other transferee  specifically  approved by the  Administrator  after taking into  account  any  state  or  federal  tax or  securities  laws  applicable  to transferable Options."

     11.2. Amendment,  Suspension or Termination of the Restated Plan. Except as
otherwise  provided in this Section  11.2,  the  Restated  Plan may be wholly or partially amended or otherwise modified,  suspended or terminated at any time or from  time  to time  by the  Administrator.  However,  without  approval  of the
Company's  stockholders given within 12 months before or after the action by the
Administrator, no action of the Administrator may, except as provided in Section
11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be  issued  under the  Restated  Plan.  No  amendment,  suspension  or termination of the Restated Plan shall, without the consent of the Holder, alter or impair  any  rights or  obligations  under any Award  theretofore  granted or awarded,  unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded  during any period of suspension or after  termination  of the Restated Plan, and in no event after February 24, 2014.

     11.3.  Changes in Common  Stock or Assets of the  Company,  Acquisition  or
Liquidation of the Company and Other Corporate Events.

          (a) Subject to Section  11.3(e),  in the event that the  Administrator determines that any dividend or other distribution  (whether in the form of cash, Common Stock, other securities or other property),  recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation,  split-up, spin-off, combination,  repurchase,  liquidation, dissolution,  or sale,  transfer,  exchange or other  disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company,  or other similar corporate  transaction or event, in the  Administrator's  sole  discretion, affects  the Common  Stock such that an  adjustment  is  determined  by the
     Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential  benefits  intended to be made available under the  Restated  Plan or with  respect  to an Award,  then the  Administrator shall, in such manner as it may deem equitable, adjust any or all of:

               (i) The  number  and kind of  shares  of  Common  Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum  number and kind of shares  which may be issued and adjustments of the Award Limit);

               (ii) The  number  and kind of shares  of  Common  Stock (or other securities or property) subject to outstanding Awards; and

               (iii) The grant or exercise price with respect to any Award.

                                       54

          (b)  Subject  to  Section  11.3(c)  and  11.3(e),  in the event of any transaction or event described in Section  11.3(a),  any Change in Control, any Corporate  Transaction or any unusual or  nonrecurring  transactions or events  affecting  the  Company,  any  affiliate  of  the  Company,  or the financial  statements  of the  Company or any  affiliate,  or of changes in applicable laws, regulations or accounting  principles,  the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems  appropriate,  either by the  terms of the  Award or by action  taken
     prior  to  the   occurrence  of  such   transaction  or  event  and  either
     automatically or upon the Holder's  request,  is hereby  authorized to take any  one or  more  of the  following  actions  whenever  the  Administrator determines that such action is appropriate in order to prevent  dilution or enlargement  of the  benefits  or  potential  benefits  intended to be made available  under the  Restated  Plan or with respect to any Award under the
     Restated Plan, to facilitate such  transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) To provide  for either the  purchase of any such Award for an amount of cash equal to the amount that could have been  attained upon the exercise of such Award or realization  of the Holder's  rights had such Award been  currently  exercisable  or payable or fully vested or the  replacement of such Award with other rights or property  selected by the Administrator in its sole discretion;

               (ii) To provide  that the Award  cannot  vest,  be  exercised  or become payable after such event;

               (iii) To provide that such Award shall be  exercisable  as to all shares covered  thereby,  notwithstanding  anything to the contrary in
          Section 5.3 or 5.4 or the provisions of such Award;

               (iv) To provide  that such Award be assumed by the  successor  or survivor  corporation,  or a parent or subsidiary thereof, or shall be substituted  for by similar  options,  rights or awards  covering  the stock  of the  successor  or  survivor  corporation,  or a  parent  or subsidiary thereof, with appropriate  adjustments as to the number and kind of shares and prices; and

               (v) To make  adjustments  in the  number  and type of  shares  of
          Common Stock (or other securities or property)  subject to outstanding
          Awards, and in the number and kind of outstanding  Restricted Stock or
          Deferred  Stock and/or in the terms and  conditions of (including  the grant or exercise price),  and the criteria  included in,  outstanding options, rights and awards and options, rights and awards which may be granted in the future.

               (vi) To provide  that,  for a  specified  period of time prior to such event,  the  restrictions  imposed under an Award  Agreement upon some or all  shares  of  Restricted  Stock or  Deferred  Stock  may be terminated,  and, in the case of Restricted  Stock, some or all shares of such Restricted  Stock may cease to be subject to repurchase  under
          Section 7.5 or forfeiture under Section 7.4 after such event.

          (c) In the event of a Change in  Control  or a  Corporate  Transaction each Option granted to an  Independent  Director shall be exercisable as to all shares  covered  thereby upon such Change in Control or during the five days immediately  preceding the consummation of such Corporate  Transaction and subject to such consummation,  notwithstanding anything to the contrary in Section 5.4 or the vesting  schedule of such Options.  In the event of a
     Change in Control,  each Option  granted to an  Independent  Director shall remain exercisable for such fully-vested option shares until the expiration or sooner  termination  of the  Option  term.  In the event of a  Corporate
     Transaction,  to the extent that the Board does not have the ability  under
     Rule 16b-3 to take or to refrain from taking the discretionary  actions set forth in Section  11.3(b)(ii)  above,  no Option  granted to an Independent
     Director may be exercised following such Corporate  Transaction unless such
     Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor  corporation (or parent or subsidiary thereof) or replaced  with a  comparable  right with  respect to shares of the  capital stock of the  successor or survivor  corporation  (or parent or  subsidiary thereof).

                                       55

          (d)  Notwithstanding  any other provision of the Restated Plan, in the event of a Corporate Transaction,  each outstanding Option shall be assumed or an  equivalent  option  substituted  by the successor  corporation  or a parent or subsidiary of the  successor  corporation.  In the event that the successor  corporation  refuses to assume or substitute for the Option, the optionee  shall  have the  right to  exercise  the  Option as to all of the optioned  stock,  including  shares as to which it would not  otherwise  be exercisable.  If  an  Option  is  exercisable  in  lieu  of  assumption  or substitution in the event of a merger or sale of assets,  the Administrator shall notify the optionee that the Option shall be fully  exercisable for a period  of 15 days  from  the date of such  notice,  and the  Option  shall terminate  upon the  expiration  of such  period.  For the purposes of this
     Section 11.3(c),  the Option shall be considered  assumed if, following the merger or sale of  assets,  the option  confers  the right to  purchase  or receive, for each share of optioned stock subject to the Option immediately prior to the merger or sale of assets,  the  consideration  (whether stock, cash, or other  securities  or property)  received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of  consideration, the type of  consideration  chosen  by the  holders  of a  majority  of the outstanding shares); provided, however, that if such consideration received in the  merger  or sale  of  assets  was not  solely  common  stock  of the successor  corporation  or its  parent,  the  Administrator  may,  with the consent of the successor  corporation,  provide for the consideration to be received upon the exercise of the Option,  for each share of optioned stock subject  to  the  Option,  to be  solely  common  stock  of  the  successor corporation  or its  parent  equal in fair  market  value to the per  share consideration  received by holders of Common Stock in the merger or sale of assets.

          (e) Subject to Sections 11.3(e),  3.2 and 3.3, the Administrator  may,
     in its discretion,  include such further  provisions and limitations in any
     Award,  agreement or certificate,  as it may deem equitable and in the best interests of the Company.

          (f) With  respect  to  Awards  which are  granted  to  Section  162(m)
     Participants and are intended to qualify as performance-based  compensation under  Section  162(m)(4)(C),  no  adjustment  or action  described in this
     Section  11.3 or in any  other  provision  of the  Restated  Plan  shall be authorized  to the extent that such  adjustment  or action would cause such
     Award to fail to so qualify  under Section  162(m)(4)(C),  or any successor provisions  thereto. No adjustment or action described in this Section 11.3 or in any other  provision of the Restated  Plan shall be authorized to the extent that such  adjustment  or action  would cause the  Restated  Plan to violate Section 422(b)(1) of the Code.  Furthermore,  no such adjustment or action shall be  authorized  to the extent such  adjustment or action would result in  short-swing  profits  liability  under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such  exemptive  conditions.  The number of shares of Common Stock  subject to any Award shall always be rounded to the next whole number.

          (g) The existence of the Restated  Plan,  the Award  Agreement and the
     Awards granted  hereunder shall not affect or restrict in any way the right or power of the  Company  or the  shareholders  of the  Company  to make or authorize any adjustment, recapitalization,  reorganization or other change in  the  Company's  capital  structure  or  its  business,  any  merger  or consolidation of the Company, any issue of stock or of options, warrants or rights  to  purchase  stock or of  bonds,  debentures,  preferred  or prior preference  stocks  whose rights are superior to or affect the Common Stock or the rights thereof or which are  convertible  into or  exchangeable  for
     Common Stock, or the dissolution or liquidation of the company, or any sale or  transfer  of all or any part of its  assets or  business,  or any other corporate act or proceeding, whether of a similar character or otherwise.

     11.4. Approval of Restated Plan by Stockholders.  The Restated Plan will be submitted for the approval of the Company's  stockholders within 12 months after the date of the Board's  initial  adoption of the Restated  Plan.  Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be  exercisable  nor shall such Awards vest prior to the time when the
Restated Plan is approved by the stockholders, and provided further that if such approval  has not been  obtained  at the end of said  twelve-month  period,  all
Awards previously  granted or awarded under the Restated Plan shall thereupon be canceled and become null and void.  In addition,  if the Board  determines  that
Awards other than Options or Stock  Appreciation  Rights which may be granted to
Section  162(m)  Participants  should  continue  to be  eligible  to  qualify as performance-based  compensation  under  Section  162(m)(4)(C)  of the Code,  the
Performance  Criteria  must  be  disclosed  to and  approved  by  the  Company's

                                       56

stockholders  no later than the first  stockholder  meeting  that  occurs in the fifth year  following  the year in which the Company's  stockholders  previously approved the Performance Criteria.

     11.5. Tax Withholding.  The Company shall be entitled to require payment in cash or  deduction  from other  compensation  payable to each Holder of any sums required by federal,  state or local tax law to be withheld  with respect to the issuance,  vesting,  exercise or payment of any Award. The  Administrator may in its  discretion  and in  satisfaction  of the foregoing  requirement  allow such
Holder to elect to have the Company  withhold  shares of Common Stock  otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums  required to be withheld.  Notwithstanding any other  provision of the Restated  Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be  repurchased  from the Holder of such Award within six months  after such shares of Common  Stock were  acquired by the Holder from the  Company) in order to satisfy  the  Holder's  federal  and state  income and payroll tax  liabilities  with  respect to the  issuance,  vesting,  exercise or payment of the Award shall be limited to the number of shares  which have a Fair
Market Value on the date of  withholding  or  repurchase  equal to the aggregate amount of such liabilities based on the minimum statutory  withholding rates for federal and state tax income and payroll tax  purposes  that are  applicable  to such supplemental taxable income.

     11.6.  Loans.  The  Administrator  may, in its discretion and to the extent permitted  by  applicable  law,  extend  one or more loans to key  Employees  in connection with the exercise or receipt of an Award granted or awarded under the
Restated  Plan,  or the issuance of Restricted  Stock or Deferred  Stock awarded under the Restated  Plan. The terms and conditions of any such loan shall be set by the Administrator.

     11.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and  conditions  applicable  to Awards  under the Restated  Plan,  the
Administrator shall have the right to provide, in the terms of Awards made under the  Restated  Plan,  or to  require  a  Holder  to agree  by  separate  written instrument,  that (a)(i) any proceeds,  gains or other economic benefit actually or  constructively  received  by the Holder  upon any receipt or exercise of the
Award,  or upon the receipt or resale of any Common Stock  underlying the Award, must be paid  to the  Company,  and  (ii)  the  Award  shall  terminate  and any unexercised portion of the Award (whether or not vested) shall be forfeited,  if
(b)(i) a Termination of Employment, Termination of Consultancy or Termination of
Directorship occurs prior to a specified date, or within a specified time period following  receipt or exercise of the Award,  or (ii) the Holder at any time, or during a specified time period,  engages in any activity in competition with the
Company,  or which is  inimical,  contrary  or harmful to the  interests  of the
Company,  as further defined by the  Administrator  or (iii) the Holder incurs a
Termination  of  Employment,   Termination  of  Consultancy  or  Termination  of
Directorship for cause.

     11.9.  Effect of Restated Plan  Upon Options and  Compensation  Plans.  The
adoption  of the  Restated  Plan  shall not  affect  any other  compensation  or incentive  plans in effect  for the  Company or any  Subsidiary.  Nothing in the
Restated  Plan  shall be  construed  to limit  the right of the  Company  (a) to establish any other forms of incentives or compensation for Employees, Directors or  Consultants  of the  Company  or any  Subsidiary,  or (b) to grant or assume options or other  rights or awards  otherwise  than under the  Restated  Plan in connection  with  any  proper  corporate  purpose  including  but  not by way of
limitation,   the  grant  or  assumption  of  options  in  connection  with  the acquisition  by purchase,  lease,  merger,  consolidation  or otherwise,  of the business,  stock or assets of any corporation,  partnership,  limited  liability company, firm or association.

     11.10. Compliance with Laws. The Restated Plan, the granting and vesting of
Awards under the Restated Plan and the issuance and delivery of shares of Common
Stock and the payment of money under the Restated  Plan or under Awards  granted or awarded  hereunder are subject to compliance with all applicable  federal and state  laws,  rules and  regulations  (including  but not  limited  to state and federal securities law and federal margin requirements) and to such approvals by any  listing,  regulatory  or  governmental  authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any
securities   delivered  under  the  Restated  Plan  shall  be  subject  to  such restrictions,  and the person  acquiring such securities  shall, if requested by the Company,  provide such assurances and  representations to the Company as the
Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Restated Plan

                                       57

and Awards  granted or awarded  hereunder  shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     11.11. Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Restated Plan.

     11.12.  Governing Law. The Restated Plan and any agreements hereunder shall be  administered,  interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

                                      * * *

     I hereby  certify that the foregoing  Restated Plan was duly adopted by the
Board of Directors of FileNet Corporation on February 25, 2004.

                                      * * *

     I hereby  certify  that the  foregoing  Restated  Plan was  approved by the stockholders of FileNet Corporation on May 7, 2004.

                  Executed on this ____ day of May 2004.

                                   __________________________________________
                                     Katharina M. Mueller, Vice President,
                                       General Counsel and Secretary

                                       58

[FileNet Corporation Logo]

Dear Stockholder:

Please fill out,  sign and return your Proxy card  promptly or use our telephone or Internet voting capabilities.
Your vote is very important.

Thank you for your cooperation.

FileNet Corporation

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                                   DETACH HERE
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                                      PROXY
                               FILENET CORPORATION
                              3565 Harbor Boulevard
                              Costa Mesa, CA 92626
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The  undersigned  hereby  appoints  Sam  Auriemma  and Lee Roberts as Proxy holders,  or either of them  acting  alone,  each with the power to appoint  his substitute,  and hereby  authorizes  them to represent  and vote,  as designated below, all of the shares of Common Stock of FileNet Corporation (the "Company"),
held of record by the  undersigned  on March 16, 2004 at the 2004 Annual Meeting of  Stockholders  to be held at 9:00 a.m.,  Pacific time, on May 7, 2004, at the
Company headquarters,  3565 Harbor Boulevard,  Costa Mesa, California 92626, and
any adjournment thereof (the "Annual Meeting").

     ALL STOCKHOLDERS  ARE INVITED TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT
YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE,  DATE, SIGN AND RETURN
THE   ENCLOSED   PROXY  AS   PROMPTLY  AS  POSSIBLE  IN  ORDER  TO  ENSURE  YOUR
REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR
THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF
YOU ATTEND THE ANNUAL MEETING.

          CONTINUED AND TO BE SIGNED ON REVERSE SIDE (SEE REVERSE SIDE)

FILENET CORPORATION
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ  08818-8694

                Your vote is important. Please vote immediately.

________________________________________________________________________________

  Vote-by-Internet                            Vote-by-Telephone

  Log on to the Internet and go to    OR      Call Toll-Free
  http://www.eproxyvote.com/file              1-877-PRX-VOTE (1-877-779-8683)
________________________________________________________________________________

  If you vote over the Internet or by telephone, please do not mail your card.

                                       1

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            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
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Please mark [X] votes as in this example.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this Proxy will be voted
FOR the election to the Board of ALL the nominees listed below and FOR proposals
2 and 3. In their discretion, the Proxy holders are authorized to vote upon such other  business as may properly  come before the meeting or any  adjournment  or postponement thereof.

1.   Election of Directors

     Nominees: (01) L. George Klaus, (02) William P. Lyons, (03) Lee D. Roberts,
               (04) John C. Savage,  (05) Roger S. Siboni, and
               (06) Theodore J. Smith

     FOR ALL NOMINEES [_]            WITHHELD FROM ALL NOMINEES [_]

     [_] _______________________________________     [_]  MARK HERE FOR ADDRESS
        For all nominees except as noted above            CHANGE AND NOTE BELOW

2.   To approve the Amended and Restated 2002 Incentive Award Plan.

     FOR [_]        AGAINST [_]           ABSTAIN [_]

3.   To  ratify  the  appointment of Deloitte and Touche LLP as the  independent accountants  of the Company for its year ending December 31, 2004.

     FOR [_]        AGAINST [_]           ABSTAIN [_]

     To transact such other business as may properly come before the meeting.

     Please  date this Proxy and sign it  exactly as your name or names  appear.
When shares are held by joint  tenants,  both should  sign.  When  signing as an attorney, executor,  administrator,  trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by  the  president  or  other  authorized  officer.  If  shares  are  held  by a partnership, please sign in full partnership name by an authorized person.

Signature: _____________________________________   Date: _______________________

Signature: _____________________________________   Date: _______________________

                                       2